UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

NATIONAL HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

NATIONAL HOLDINGS CORPORATION
200 Vesey Street
25th Floor
New York, NY 10281

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of National Holdings Corporation (“National” or the “Company”), to be held at 10:00 a.m. local time, on Thursday, March 7, 2019, at the offices of our legal counsel, Wilmer Cutler Pickering Hale and Dorr LLP, located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007. At the meeting, the stockholders will be asked to (i) elect three directors for a term of three years, (ii) approve an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan, (iii) approve, on an advisory basis, the compensation paid to the Company's named executive officers, (iv) recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers and (v) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are also furnishing our proxy statement and annual report to stockholders for the fiscal year ended September 30, 2018 on the Internet.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2018 Annual Report, please contact Glenn C. Worman, our President and Chief Financial Officer, at (212) 417-8000.

We look forward to seeing you at the Annual Meeting.

Sincerely, /s/ Michael A. Mullen
Michael A. Mullen Chairman and Chief Executive Officer February 25, 2019 New York, New York

NATIONAL HOLDINGS CORPORATION
200 Vesey Street
25th Floor
New York, NY 10281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of National Holdings Corporation will be held at the offices of our legal counsel, Wilmer Cutler Pickering Hale and Dorr LLP, located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, on Thursday, March 7, 2019, at 10:00 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	Elect three directors for a term of three years;

2.

Approve an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan;

3.	Approve, on an advisory basis, the compensation paid to the Company's named executive officers;

4.	Recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers;

5.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019; and

6.	Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on January 18, 2019, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning February 25, 2019, at our offices located at 200 Vesey Street, 25th Floor, New York, NY 10281, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

You may vote your shares by completing and returning the proxy card enclosed with this notice and proxy statement or by following the instructions for online voting.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, John C. DeSena, at our address above, (ii) submitting a later dated proxy card, or (iii) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Michael A. Mullen and Glenn C. Worman to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors, /s/ John C. DeSena
John C. DeSena Corporate Secretary February 25, 2019 New York, New York

NATIONAL HOLDINGS CORPORATION
200 Vesey Street, 25th Floor
New York, NY 10281

PROXY STATEMENT

This proxy statement is being made available to the owners of shares of common stock of National Holdings Corporation (the “Company,” “our,” “we,” or “National”) as of January 18, 2019 in connection with the solicitation of proxies by our Board of Directors for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will take place at the offices of our legal counsel, Wilmer Cutler Pickering Hale and Dorr LLP, located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 on Thursday, March 7, 2019, at 10:00 a.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

QUESTIONS AND ANSWERS		1
Q.	Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?	1
Q.	What is the purpose of the Annual Meeting?	1
Q.	Who is entitled to vote at our Annual Meeting?	1
Q.	How do I vote?	1
Q.	What is a proxy?	2
Q.	How will my shares be voted if I vote by proxy?	2
Q.	How do I revoke my proxy?	2
Q.	Is my vote confidential?	2
Q.	How are votes counted?	2
Q.	What constitutes a quorum at the Annual Meeting?	3
Q.	What vote is required to elect our directors for a three-year term?	3
Q.	What vote is required to approve an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan?	3
Q.	What vote is required to approve, on an advisory basis, the compensation paid to the Company's named executive officers?	4
Q.	What vote is required to recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers?	4
Q.	What vote is required to ratify BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019?	4
Q.	What percentage of our outstanding common stock do our directors and executive officers own?	4
Q.	Who was our independent public accountant for the fiscal year ended September 30, 2018? Will they be represented at the Annual Meeting?	4
Q.	How can I obtain a copy of our annual report on Form 10-K?	4
CORPORATE GOVERNANCE		5
Members of the Board of Directors		5
Class II Director Nominees		6
Directors Continuing in Office		7
Board Leadership Structure		8
Oversight of Risk		8
Director Nomination Process		9
Board Determination of Independence		10
Board Meetings and Attendance		10
Director Attendance at Annual Meeting of Stockholders		10
Communicating with the Board of Directors		10
Board Committees		10
Audit Committee		11
Compensation Committee		11

- i -

Nominating and Corporate Governance Committee	12
Legal Committee	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	13
Audit Fees	13
Audit-Related Fees	13
Tax Fees	14
All Other Fees	14
Pre-Approval of Services	14
REPORT OF THE AUDIT COMMITTEE	15
OUR EXECUTIVE OFFICERS	16
COMPENSATION DISCUSSION AND ANALYSIS	17
Compensation Philosophy and Objectives	17
Determining Executive Compensation	17
Elements of Compensation	17
Consideration of Prior Advisory Stockholder Vote on Executive Compensation	18
Fiscal Year 2018 Executive Compensation	19
Perquisites and Other Executive Benefits	20
Severance Benefits	20
REPORT OF THE COMPENSATION COMMITTEE	21
EXECUTIVE COMPENSATION	22
Summary Compensation Table	22
CEO Pay Ratio	23
Grants of Plan-Based Awards in Fiscal 2018	23
DIRECTOR COMPENSATION	29
2018 Director Compensation	29
Director Compensation Table for 2018	29
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	30
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	30
RELATED-PERSON TRANSACTIONS	31
STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS AND 5% BENEFICIAL OWNERS	33
PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS; NOMINEES	35
PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE BY AN ADDITIONAL 900,000 SHARES, AND MAKE CERTAIN ADDITIONAL CHANGES TO THE TERMS OF THE PLAN	36
PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS	45
PROPOSAL FOUR: RECOMMENDATION, ON AN ADVISORY BASIS, ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS	46
PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

- ii -

ADDITIONAL INFORMATION	48
Householding of Annual Meeting Materials	48
Stockholder Proposals for Our 2020 Annual Meeting	48
Other Matters	48
Solicitation of Proxies	48
Incorporation of Information by Reference	48
APPENDIX A: NATIONAL HOLDINGS CORPORATION 2013 OMNIBUS INCENTIVE PLAN AS AMENDED AND RESTATED	49

- iii -

QUESTIONS AND ANSWERS

Q.	Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.

In accordance with Securities and Exchange Commission (“SEC”) rules, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. If you received this notice by mail, you should also have received by mail our proxy statement and annual report to stockholders for the fiscal year ended September 30, 2018. If you did not receive printed copies of our proxy statement, annual report and proxy card, or would like to receive additional copies, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge. In addition, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

Q.	What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) the election of three directors for a term of three years, (ii) approving an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan, (iii) approving, on an advisory basis, the compensation paid to the Company's named executive officers, (iv) recommending, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers, (vii) ratifying the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019 and (v) transacting any other business that may properly come before the 2019 Annual Meeting or any adjournment thereof.

Q.	Who is entitled to vote at our Annual Meeting?

A.

The record holders of our common stock at the close of business on the record date, January 18, 2019, may vote at the Annual Meeting. Each share of common stock is entitled to one vote. There were 12,610,545 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning February 25, 2019, at our offices located at 200 Vesey Street, 25th Floor, New York, NY 10281, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q.	How do I vote?

A.

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, Inc., you may vote in person at the Annual Meeting, by use of the proxy card you received as part of our proxy materials, via Internet as directed in our “Important Notice Regarding the Availability of Proxy Materials” or by telephone as indicated in the proxy card.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the Internet or by telephone. If you do not give instructions to your broker, your broker will still be able to vote your shares with respect to certain “discretionary” items. The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm (Proposal 5) is considered a discretionary item. Accordingly, your broker may vote your shares in its discretion with respect to that matter even if you do not give voting instructions on Proposal 5. Regardless of whether your shares are held in street name, you are welcome to attend the meeting. You may not vote shares held in street name in person at the meeting, however, unless you obtain a legal proxy, executed in your favor, from the holder of record (i.e., your broker). A legal proxy is not the form of proxy included with this proxy statement.

Q.	What is a proxy?

A.

A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Michael A. Mullen, our Chairman and Chief Executive Officer, and Glenn C. Worman, our President and Chief Financial Officer, as your proxies. Mr. Mullen and/or Mr. Worman may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.	How will my shares be voted if I vote by proxy?

A.

Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the approval of an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan, (iii) on an advisory basis, “FOR” the approval of the compensation paid to the Company's named executive officers, (iv) on an advisory basis, in favor of “2 YEARS” for the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers and (v) “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.	How do I revoke my proxy?

A.	If you are the record holder of your shares, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Delivering written notice to our Corporate Secretary, John C. DeSena, at our address above;

●	Submitting a later dated proxy card or voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

●	Attending the Annual Meeting and voting in person.

If your shares are held in street name you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer above.

Q.	Is my vote confidential?

A.	Yes. All votes remain confidential.

Q.	How are votes counted?

A.

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain routine matters at the Annual Meeting. Only Proposal 5, the ratification of the selection of BDO USA, LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted for any other proposal unless you affirmatively provide the broker instructions on how to vote.

Q.	What constitutes a quorum at the Annual Meeting?

A.

In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, as amended (the “Bylaws”), the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.	What vote is required to elect our directors for a three-year term?

A.

The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.

What vote is required to approve an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve an Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 900,000 shares, and make certain additional changes to the terms of the Plan. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.	What vote is required to approve, on an advisory basis, the compensation paid to the Company's named executive officers?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the compensation paid to the Company's named executive officers. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.	What vote is required to recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers?

A.

The affirmative vote of a plurality of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.	What vote is required to ratify BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019?

A.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended September 30, 2019. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be entitled to vote on this matter.

Q.	What percentage of our outstanding common stock do our directors and executive officers own?

A.

As of January 18, 2019, our directors and executive officers owned, or have the right to acquire, approximately 8.1% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers and 5% Beneficial Owners” on page 33 of this proxy statement for more details.

Q.	Who was our independent public accountant for the fiscal year ended September 30, 2018? Will they be represented at the Annual Meeting?

A.

BDO USA, LLP is the independent registered public accounting firm that audited our financial statements for the fiscal year ended September 30, 2018. We expect a representative of BDO USA, LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.	How can I obtain a copy of our annual report on Form 10-K?

A.

We have filed our annual report on Form 10-K for the fiscal year ended September 30, 2018 with the Securities and Exchange Commission (the “SEC”). We have also filed with the SEC an Amendment No. 1 to the annual report on Form 10-K for the fiscal year ended September 30, 2018. The annual report on Form 10-K is also included in the 2018 Annual Report to Stockholders. You may obtain, free of charge, copies of our annual report on Form 10-K and Amendment No. 1, including financial statements and exhibits, by writing to our Corporate Secretary, John C. DeSena, or by email at ir@nhldcorp.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K and Amendment No. 1 as filed with the SEC.

CORPORATE GOVERNANCE

Our Board believes that good corporate governance is important to ensure that National is managed for the long-term benefit of stockholders. We have adopted the National Holdings Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), which applies to our directors, officers (including our chief executive officer, chief financial officer, controller and any person performing similar functions) and employees. We will provide a copy of the Code of Conduct, without charge, to any person who requests such copy by delivering written notice to our Corporate Secretary, John C. DeSena, at our address above.

Members of the Board of Directors

Our Bylaws provide that our Board of Directors (the “Board”) shall consist of one or more members, as determined from time to time by resolution of the Board. Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three class II directors, whose terms expire at this annual meeting of stockholders; two class III directors, whose terms expire at the 2020 annual meeting, and two class I directors, whose terms expire at the 2021 annual meeting (in all cases subject to the election and qualification of their successors or to either earlier death, resignation or removal).

Our Board currently consists of seven members. In February 2019, Neil Herskowitz and Eli Salig resigned from our Board. Their resignations were not a result of any disagreement with National Holdings on any matter relating to National Holdings’ operations, policies or practices. Our Board filled the two vacancies by electing by unanimous vote Barbara Creagh and Jeff Gary to serve as Class II and Class III directors, respectively. Ms. Creagh is a nominee for election at the Annual Meeting. Mr. Gary will hold office for the remainder of the full term of the Class III directors.

Set forth below are the names and certain information about each of our directors, including the nominees to serve on our Board, as of February 25, 2019 (See “Proposal 1 – Election of Directors; Nominees”):

Class II Director Nominees
Name	Age	Director Since	Class and Term End
Barbara Creagh (1)(2)	52	2019	Class II, 2019
Daniel Hume (1)(2)(3)	52	2016	Class II, 2019
Nassos Michas (2)(3)	74	2018	Class II, 2019

Directors Continuing in Office
Name	Age	Director Since	Class and Term End
Jeff Gary (1)	56	2019	Class III, 2020
Robert B. Fagenson	70	2012	Class I, 2021
Michael A. Mullen	52	2018	Class III, 2020
Michael E. Singer	52	2017	Class I, 2021

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

The following biographies present information about each of our directors and nominees, including their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, and additional information. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Board to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Director Nomination Process” on page 9 of this proxy statement. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director, except as disclosed below.

Class II Director Nominees

Barbara Creagh, 52, has served as a member of the Board since February 2019. Ms. Creagh has extensive experience as a chief human resources executive. Ms. Creagh has served as Chief Talent Officer at Greenwich Associates, a leading provider of data, analytics and insights to the financial services industry, since January 2012. Prior to joining Greenwich Associates in 2012, Ms. Creagh held the position of SVP of Talent for MDC Partners, a publicly traded holding company with over 10,000 people worldwide, as well as the position of North American Talent leader for Deloitte LLP. Earlier in her career, she spent 10 years in strategy consulting with Ernst & Young. Ms. Creagh is a Certified Public Accountant and earned her MBA in Finance and her International Management degree summa cum laude from Fordham University. The Board believes that Ms. Creagh’s experience in the financial services industry qualifies her to serve as a member of the Board.

Daniel Hume, 52, has served as a member of the Board since September 2016. He also serves on both the Audit and Compensation Committees. Mr. Hume is currently a managing partner at Kirby McInerney LLP, and has served in this capacity since 2012. Mr. Hume’s law practice focuses on securities law and regulation, structured finance, antitrust, and other complex financial litigation, corporate governance, and corporate disclosure rules. He joined Kirby McInerney LLP in 1995. Mr. Hume serves on the board of directors at two late clinical stage biopharmaceutical companies, Stemline Therapeutics, Inc. (NASDAQ: STML) and TG Therapeutics, Inc. (NASDAQ: TGTX). Mr. Hume is admitted to the New York State Bar and federal courts around the country, including the United States Supreme Court. Mr. Hume received his J.D. from Columbia Law School and his B.A. from the State University of New York at Albany. The Board believes that Mr. Hume’s experience in the securities industry qualifies him to serve as a member of the Board.

Nassos Michas, 74, has served as a member of the Board since June 2018. Mr. Michas brings more than thirty years of financial services experience to our Board. He is serving as the Chairman of the Advisory Board to Juniper Investment Company, LLC since 2007 and is President of Masons Island LLC, a personal holding company. Prior to joining National, he served on the board of directors at Ramius Archview Fund from 2016 to 2017. He was President and Chief Executive Officer of Robeco USA, Inc. (Weiss, Peck & Greer), a $30 billion investment manager, from 2001 to 2004. He has held a number of senior management positions at Merrill Lynch and Co., including Chairman of Merrill Lynch Banks. He joined Merrill Lynch and Co. in 1974 as an analyst. He currently serves on the board of directors for the American School of Classical Studies at Athens. Mr. Michas is a chartered financial analyst (CFA), and holds a B.S. in Electrical Engineering from the University of Utah, an M.S. in Systems Theory and Control from the University of California at Berkeley and an M.B.A. from the Harvard Business School. The Board believes that Mr. Michas’s financial services experience qualifies him to serve as a member of the Board.

Directors Continuing in Office

Robert B. Fagenson, 70, has served as a member of the Board since March 2012 and has served as Vice Chairman of the Board since September 2016. Mr. Fagenson served as Co-Chief Executive Officer from January 3, 2017 to January 31, 2017, as Chief Executive Officer and Chairman of the Board from December 2014 to September 2016, and as Executive Vice-Chairman of the Board from July 2012 to December 2014. Mr. Fagenson has been a Branch Owner at National Securities Corporation, an operating company of National, since 2012, and President of Fagenson & Co., Inc., a family investment company, since 1982. Mr. Fagenson spent the majority of his career at the New York Stock Exchange (NYSE), where he was Managing Partner of one of the exchange’s largest specialist firms. While at the NYSE, Mr. Fagenson served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the NYSE Board of Directors from 1998 to 1999 and 2003 to 2004. Mr. Fagenson has served as Director of the New York City Police Museum since 2005, and as Director of the Federal Law Enforcement Officers Association Foundation since 2009. He has also served on the board of directors of Sigma Alpha Mu Foundation since 2011. In addition, Mr. Fagenson served as the Non-Executive Chairman of Document Security Systems, Inc. from 2012 to 2018 (NYSEMKT: DSS). He is currently a member of the alumni boards of the Whitman School of Business at Syracuse University. Mr. Fagenson received his B.S. in Transportation Sciences & Finance from Syracuse University in 1970. The Board believes that Mr. Fagenson’s experience in the securities industry and knowledge of the Company as its former Chief Executive Officer qualifies him to serve as a member of our Board.

Jeff Gary, 56, has served as a member of the Board since February 2019. Mr. Gary has worked in the financial services industry for over 30 years. He currently serves on the Board of Directors for the Axonic Alternative Income Fund and is the Chairman of the Valuation Committee and a member of the Audit Committee. Before retiring in 2018, Mr. Gary joined Avenue Capital Group in 2012 as a Senior Portfolio Manager responsible for managing mutual funds and CLO accounts. Prior to this, Mr. Gary was a Portfolio Manager at Third Avenue Management, LLC. From 2003 to 2008, he was Co-Head of the High Yield and Distressed investment team at BlackRock, Inc. He was also a team member to launch BlackRock Capital Investment Corporation (NASDAQ: BKCC) and served on the Investment Committee for four years. From 1998 to 2003, he was a Senior Portfolio Manager at American General/AIG Investment Group. Earlier in his career, Mr. Gary served as Portfolio Manager at Koch Industries, Inc., Vice President of Corporate Finance at Mesirow Financial Holdings, Inc., Senior Analyst at Citigroup, Inc., and Senior Auditor at PricewaterhouseCoopers LLP. He received an M.B.A. from Northwestern University’s Kellogg School of Management, a B.S. in Accounting from Penn State University and his CPA license in Illinois. The Board believes that Mr. Gary’s experience in the financial services industry qualifies him to serve as a member of the Board.

Michael A. Mullen, 52, has served as Chief Executive Officer since January 31, 2017 and Chairman of the Board since June 2018. He has been a member of the Board since June 2018 and served as our Co-Chief Executive Officer from January 3, 2017 to January 31, 2017. He has also served as Chairman of the board of directors of each of National’s operating companies since January 2017: National Securities Corporation, National Asset Management, Inc., National Insurance Corporation and National Tax and Financial Services, Inc. He has served as the Chief Executive Officer of National Securities Corporation and National Asset Management, Inc. since December 2018. Mr. Mullen began his career in 1986 and has since developed a broad and deep understanding of the financial services industry, with a focus on investing in biotechnology companies. He brings this expertise to his leadership of the National Family of Companies. Mr. Mullen holds his Series 4, 7, 24, 63, 65, 99 and Life and Health Insurance and Variable Annuity Licenses. The Board believes that his experience in the securities industry and knowledge of the Company as its Chief Executive Officer qualifies him to serve as a member of the Board.

Michael E. Singer, 52, has served as a member of the Board since May 2017 and as Executive Vice Chairman of the Board since June 2018. He also serves as Head of Strategy for National Holdings. Mr. Singer has over twenty-years’ experience leading alternative investment management firms. Prior to joining National in June 2018, he served as CEO and President of Ramius, LLC, an alternative investment advisory platform, from 2012 to 2017. At Ramius, Mr. Singer directed strategy and execution of the firm's business plan. Prior to joining Ramius, Mr. Singer was Co-President of Ivy Asset Management, a hedge fund of funds business, from 2004 to 2009. At Ivy, Mr. Singer established the firm’s strategic plan and ran the day-to-day activities. He began his career at Weiss, Peck & Greer, a $17 billion asset management firm, where he spent nine years and served as Senior Managing Director and Executive Committee Member. He oversaw day-to-day operations, new product development, client relationship management, hedge fund sales and risk functions. In addition, Mr. Singer served as the Chairman of the board of directors of FC Global Realty Inc. (OTCMKTS: FCRE) from July to October 2018. Mr. Singer is a certified public accountant (CPA) and received his J.D. from Emory University School of Law and his B.S. from Penn State University. The Board believes that his securities expertise qualifies him to serve as a member of the Board.

Board Leadership Structure

Michael A. Mullen, our Chief Executive Officer, is also the Chairman of the Board. Our Board has determined that having the same individual hold both positions is in the best interests of National and our stockholders and consistent with good corporate governance for the following reasons:

●	Our Chief Executive Officer is more familiar with our business and strategy than an independent, non-employee Chairman would be and is thus better positioned to focus our Board’s agenda on the key issues facing the Company;

●	A single Chairman and Chief Executive Officer provides strong and consistent leadership for National, without risking overlap or conflict of roles;

●	Oversight of the Company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chairman; and

●	Our Lead Director can provide similar benefits to those associated with an independent Chairman.

Since June 2018, Mr. Michas has served as our Lead Director. Mr. Michas is an independent director within the meaning of NASDAQ Stock Market (“Nasdaq”) rules. As our Lead Director, Mr. Michas’s responsibilities include the following, among others:

●	Chairing any meeting of the independent directors of our board in executive session;

●	Meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;

●	Facilitating communications between other members of our board and our Chairman and Chief Executive Officer;

●

Monitoring, with the assistance of our Corporate Secretary or Chief Financial Officer, communications from stockholders and other interested parties and providing copies or summaries to the other directors as he considers appropriate;

●	Working with our Chairman and Chief Executive Officer in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board; and

●	Otherwise consulting with our Chairman and Chief Executive Officer on matters relating to corporate governance and board performance.

We believe this structure represents an appropriate allocation of roles and responsibilities for the Company at this time. Our Board evaluates our board leadership structure from time to time and may recommend further alterations of this structure in the future.

Oversight of Risk

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those polices and risks. Mr. Mullen and management identify material risks and prioritize them for our Board.

In general, our Board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices; and our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition and management succession planning. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.

Director Nomination Process

We formed our Nominating and Corporate Governance Committee in February 2019. The Committee identifies potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. The Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees.

Our Nominating and Corporate Governance Committee also considers candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate must submit such recommendation to our Corporate Secretary, John C. DeSena, at our offices located at 200 Vesey Street, 25th Floor, New York, NY 10281. Any recommendation must be received not less than sixty calendar days nor more than ninety calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected and (v) the name and address of the stockholder(s) of record making such a recommendation.

In connection with the Agreement and Plan of Merger dated as of April 27, 2016 (as amended, the “Merger Agreement”) among the Company, Fortress Biotech, Inc. and FBIO Acquisition, Inc. (“FBIO”), we entered into a Stockholder Rights Agreement with FBIO (the “Stockholder Rights Agreement”), which became effective on September 12, 2016 and provides FBIO with certain director nomination rights with respect to our Board. Specifically, commencing with our 2017 annual meeting of our stockholders and continuing through September 12, 2019, for so long as FBIO holds any shares of our common stock, FBIO will have the right to designate for nomination by our Board (or the relevant committee thereof, if applicable) all directors to be elected at any annual or special meeting of our stockholders. On November 14, 2018, B. Riley Financial, Inc. (“B. Riley”) and FBIO entered into a stock purchase agreement whereby FBIO agreed to sell to a wholly-owned subsidiary of B. Riley FBIO’s majority stake in us. Upon final closing of this transaction on February 11, 2019, the Stockholder Rights Agreement terminated pursuant to its terms.

We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our Nominating and Corporate Governance Committee evaluates all candidates to our Board by reviewing their biographical information and qualifications. If the Committee determines that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the members of the Committee and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the Committee is considering as a potential nominee for re-election, the Committee reviews and considers the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the Committee evaluates a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when deciding as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. Our Nominating and Corporate Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.

Our Nominating and Corporate Governance Committee does not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Committee strives to nominate candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

Board Determination of Independence

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that none of Daniel Hume, Nassos Michas, Barbara Creagh or Jeff Gary has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Stock Market, Inc. Marketplace Rules. Our Board reached a similar determination with respect to Michael Weiss, who served as a director until June 11, 2018, and Neil Herskowitz and Eli Salig, who served as directors until February 14, 2019. In determining the independence of the directors listed above, our Board considered each of the transactions discussed in the section titled “Related-Person Transactions,” beginning on page 31 of this proxy statement.

Board Meetings and Attendance

Our Board met four times during the fiscal year ended September 30, 2018. During the fiscal year ended September 30, 2018, each director who served his or her full term attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served.

Director Attendance at Annual Meeting of Stockholders

Our directors are expected to attend the Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year, none of our directors attended the 2018 Annual Meeting of Stockholders.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to John C. DeSena, our Corporate Secretary, at our offices located at 200 Vesey Street, 25th Floor, New York, NY 10281. The Corporate Secretary will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that deals with the functions of the Board or committees thereof or that otherwise requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at ir@nhldcorp.com. These concerns will be immediately brought to the attention of our Audit Committee and resolved in accordance with procedures established by our Audit Committee.

Board Committees

The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition, the Board established a Legal Committee, which was terminated in February 2019. The Board has adopted a charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which complies with the applicable requirements of current Nasdaq rules. Copies of each charter are available on the investor portion of the Company’s website, located at www.nhld.com.

Audit Committee

The Audit Committee held four meetings during the fiscal year ended September 30, 2018. The Audit Committee currently consists of Jeff Gary, Daniel Hume and Barbara Creagh. Mr. Gary serves as the chair of the Audit Committee. Our Board has determined that each member of the Audit Committee is independent and otherwise qualified to be a member of the Audit Committee in accordance with the rules and regulations of the SEC and Nasdaq.

The SEC further requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. The Board has determined that Mr. Gary is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board and our Audit Committee. Please see the biography or Mr. Gary on page 7 of this proxy statement for a description of his relevant experience.

The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee. A copy of the Charter of the Audit Committee is available on the investor portion of the Company’s website, located at www.nhld.com. The duties and responsibilities of the Audit Committee include, among other things:

●	Reviewing and monitoring our financial statements and internal accounting procedures;

●	Selecting our independent registered public accounting firm; and

●	Consulting with and reviewing the services provided by such accounting firm.

Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm. The report of the Audit Committee can be found on page 15 of this proxy statement.

Compensation Committee

The Compensation Committee held one meeting and took two actions by unanimous written consent during the fiscal year ended September 30, 2018. The Compensation Committee currently consists of Nassos Michas, Daniel Hume, and Barbara Creagh. Mr. Michas serves as the chair of the Compensation Committee. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.nhld.com. As discussed in its charter, the duties and responsibilities of the Compensation Committee include, among other things:

●	Evaluating the performance of the Chief Executive Officer and other executive officers;

●	Determining the overall compensation of the Chief Executive Officer and other executive officers; and

●	Administering all executive compensation programs, including, but not limited to, incentive and equity-based plans.

The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the National Holdings Corporation 2013 Omnibus Incentive Plan, to a special committee consisting of one or more directors who may but need not be officers of the Company. During fiscal year 2018, however, the Compensation Committee did not delegate any such authority.

The report of the Compensation Committee can be found on page 21 of this proxy statement. Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation can be found in the section titled “Compensation Discussion and Analysis,” beginning on page 17 of this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed on February 8, 2019. The Nominating and Corporate Governance Committee currently consists of Nassos Michas and Daniel Hume. Mr. Michas serves as the chair of the Nominating and Corporate Governance Committee. Our Board has determined that each member of our Nominating and Corporate Governance Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in the Charter of the Nominating and Corporate Governance Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is available on our website, located at www.nhld.com. As discussed in its charter, the duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things:

●	Evaluating identifying individuals qualified to become Board members;

●	Recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

●	Reviewing and making recommendations to our Board with respect to our Board leadership structure;

●	Reviewing and making recommendations to our Board with respect to management succession planning;

●	Developing and recommending to our Board corporate governance principles; and

●	Overseeing a periodic evaluation of our Board.

The processes and procedures followed by our Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process”.

Legal Committee

The Legal Committee, established in August 2017 and terminated in February 2019, held one meeting during the fiscal year ended September 30, 2018. The Legal Committee consisted of Daniel Hume and Michael Singer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

BDO USA, LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended September 30, 2018, has served as our independent registered public accounting firm since May 31, 2018. Previously, EisnerAmper LLP served as our independent registered public accounting firm since 2014. We expect a representative of BDO USA, LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Our Board has asked the stockholders to ratify the selection of BDO USA, LLP as our independent registered public accounting firm. See “Proposal Five: Ratification of Appointment of BDO USA, LLP as Our Independent Registered Public Accounting Firm” on page 47 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining BDO USA, LLP’s independence. All proposed engagements of BDO USA, LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.

The following table summarizes the fees billed to us for each of the last two fiscal years.

Fee Category	Fiscal 2017 Fees to EisnerAmper LLP	Fiscal 2018 Fees to EisnerAmper LLP	Fiscal 2018 Fees to BDO USA, LLP
Audit Fees	$528,000	$315,000	$355,000
Audit-Related Fees	$8,000	$7,000	-
Tax Fees	$132,000	$5,000	$100,000
All Other Fees	$6,000	-	-
Total Fees	$674,000	$327,000	$455,000

Audit Fees

For the fiscal year ended September 30, 2018, BDO USA, LLP billed us an aggregate of $355,000 for professional services in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for that fiscal year, the review of our financial statements included in our Quarterly Report on Form 10-Q for the three months and nine months ended June 30, 2018 and other services provided in connection with registration statements.

For the fiscal years ended September 30, 2018 and 2017, EisnerAmper LLP billed us an aggregate of $315,000 and $528,000, respectively, for professional services in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for the fiscal year ended September 30, 2017, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years (except for our Quarterly Report on Form 10-Q for the three months and nine months ended June 30, 2018), and other services provided in connection with registration statements.

Audit-Related Fees

For the fiscal years ended September 30, 2018 and 2017, EisnerAmper LLP billed us an aggregate of $7,000 and $8,000, respectively, for audit-related services reasonably related to the performance of the audit and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”

Tax Fees

For the fiscal year ended September 30, 2018, BDO USA, LLP billed us an aggregate of $100,000 for tax compliance, tax advice or tax planning. For the fiscal years ended September 30, 2018 and 2017, EisnerAmper LLP billed us an aggregate of $5,000 and $132,000, respectively, for tax compliance, tax advice or tax planning.

All Other Fees

Fees paid to EisnerAmper LLP in 2017 for acquisition-related matters amounted to $6,000.

Pre-Approval of Services

Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. Pursuant to the rules and regulations of the SEC, before our independent public accountant is engaged to render audit or non-audit services, the Audit Committee must pre-approve the engagement. The Audit Committee shall establish pre-approval policies and procedures regarding the Company’s engagement of the independent auditor for audit or permitted non-audit services. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. Audit Committee pre-approval of permitted non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

REPORT OF THE AUDIT COMMITTEE

In monitoring the preparation of our financial statements, the Audit Committee met with both management and BDO USA, LLP, our independent registered public accounting firm for the fiscal year ended September 30, 2018, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) (the “PCAOB”) Auditing Standard 1301 (Communication with Audit Committees). Auditing Standard 1301 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

●	Methods used to account for significant or unusual transactions;

●	The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

●

The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

●	Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of BDO USA, LLP, our independent registered public accounting firm for the fiscal year ended September 30, 2018, including the written disclosures made by BDO USA, LLP to the Audit Committee, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.

By the Audit Committee of the Board of Directors

Neil Herskowitz
Daniel Hume

Eli Salig

Dated February 8, 2019

OUR EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Michael A. Mullen	52	Chief Executive Officer
Glenn C. Worman	60	President and Chief Financial Officer
John C. DeSena	51	Chief Operating Officer

The following biographies present information about each of our executive officers, including their ages, their positions and offices and their term of office as an officer. Michael A. Mullen, 51, serves as our Chief Executive Officer and Chairman of the Board. For Mr. Mullen’s biography, see the section titled “Directors Continuing in Office,” beginning on page 6 of this proxy statement. No executive officer is related by blood, marriage or adoption to any other director or executive officer.

Glenn C. Worman, 60, has served as President since July 2018 and Chief Financial Officer since October 2016. He served as Chief Operating Officer from October 2015 to July 2018 and Director of Finance from May 2015 to September 2016. In addition, he has served on the board of directors of many of National’s operating companies since October 2016: National Asset Management, Inc., National Insurance Corporation and National Tax and Financial Services, Inc. He also served on the board of directors of vFinance Corporation from October 2016 to February 2018. Prior to joining National, Mr. Worman held various senior financial positions at ICAP plc, Deutsche Bank, Morgan Stanley and Merrill Lynch. He has a background in corporate finance, global fixed income, equity trading finance, wealth management, investment management and inter-dealer broker finance. Mr. Worman received his MBA from Fairleigh Dickinson University and his B.B.A from Ramapo College. Mr. Worman holds his Series 99 License.

John C. DeSena, 51, has served as Chief Operating Officer since July 2018. He also served as our Head of Financial Planning & Analysis from January 2016 to July 2018. In addition, Mr. DeSena has served on the board of directors of National Insurance Corporation, one of National’s operating companies, since January 2017. Mr. DeSena has vast operational and management experience. Prior to joining National, Mr. DeSena worked at Deutsche Bank from April 2010 to January 2016, where he served as the Chief Operating Officer and Head of Operational Excellence for Group Technology & Operations Americas and the Head of Americas Finance Infrastructure. He also worked at Merrill Lynch for fifteen years until 2010, where he served as the Head of Global Markets & Investment Banking and Chief Financial Officer of Americas Investment Banking. Mr. DeSena holds his Series 99 License.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to assist our stockholders in understanding our executive compensation program by providing an overview of our executive compensation-related policies, practices and decisions for the fiscal year ended September 30, 2018. It also explains how we determined the material elements of compensation for our chief executive officer, our chief financial officer and our chief operating officer, whom we refer to as our “Named Executive Officers,” or “NEOs.” For the fiscal year ended September 30, 2018, our NEOs were:

●	Michael A. Mullen, our Chairman and Chief Executive Officer;

●	Glenn C. Worman, our President and Chief Financial Officer; and

●	John C. DeSena, our Chief Operating Officer.

Compensation Philosophy and Objectives

The primary goals of our compensation program and policies are to attract, retain and reward talented executives, ensure compensation is closely aligned with our corporate strategies and objectives and the long-term interests of our stockholders and ensure that total compensation is fair, reasonable and competitive within our industry.

Determining Executive Compensation

Role of the Compensation Committee and the Company’s Named Executive Officers

The Compensation Committee oversees our executive compensation programs, including approving incentive programs, granting equity awards and determining appropriate levels of compensation for our NEOs. Information about the Compensation Committee and its composition and responsibilities can be found in the section titled “Compensation Committee,” beginning on page 11 of this proxy statement.

The Compensation Committee meets with our Chief Executive Officer to discuss his own compensation and that of our Chief Financial Officer based upon a subjective assessment of individual and Company performance during the prior year, achievement of any pre-set goals and objectives and overall trends in the marketplace. Our Chief Executive Officer makes recommendations regarding salary adjustments, bonus payouts and equity awards, and the Compensation Committee evaluates and modifies these recommendations, if it deems appropriate. Ultimately, decisions regarding the compensation of NEOs are made by the Compensation Committee, meeting in executive session, based upon the Compensation Committee’s deliberations. Decisions regarding other executive officers are made by the Compensation Committee after considering recommendations from the Chief Executive Officer.

Elements of Compensation

Our compensation program includes a mix of value opportunities and performance considerations. Our executive compensation program for the fiscal year ended September 30, 2018 consisted of the following components:

Compensation Element	Purpose
Base Salary

Base salary represents the fixed portion of an executive’s annual compensation and is intended to recognize the executive’s value to the Company based on skills and experience relative to the responsibilities of his or her position.

Annual Cash Bonus	Annual cash bonus represents the portion of an executive’s compensation that is intended to vary as a direct reflection of Company and individual performance for the year.
Long-Term Equity Awards	Long-term equity awards are intended to reward performance over a multi-year period, link the interests of executives to those of the stockholders, and encourage retention.
Health and Welfare Plans and Retirement Plan

We provide competitive levels of medical and disability coverage, and retirement benefits under our 401(k) plan. Our executives participate in the same programs offered to all of our eligible employees.

Severance Benefits	Our named executive officers generally have employment agreements that provide for severance benefits in certain circumstances.

Our annual cash bonus awards and our annual equity awards are based partially upon the Compensation Committee’s subjective assessment of both the Company’s performance and each individual executive’s contribution to the Company’s performance. Our equity awards (stock options and restrictive stock unit awards) are designed to vest based on a mix of time-based factors and our profitability and market capitalization.

We feel strongly that executive compensation and accountability be tied to the performance of our stakeholders. As such, we increased our profitability and market capitalization vesting targets for new grants this past fiscal year ended September 30, 2018. Specifically, we increased our profitability targets, which are measured in reference to adjusted EBITDA (“AEBITDA”), from $10,000,000, $15,000,000 and $25,000,000 to $12,000,000, $18,000,000 and $30,000,000, respectively. See “Non-GAAP Information” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 for further information on our calculation of AEBITDA. Similarly, we increased our market capitalization targets from $75,000,000, $100,000,000 and $150,000,000 to $90,000,000, $120,000,000 and $180,000,000, respectively.

The Compensation Committee retains the discretion to reduce or eliminate the payment that otherwise might be payable to our executives based upon unforeseen events occurring during the year or its assessment of the Company’s or our executives’ performance in general.

Consideration of Prior Advisory Stockholder Vote on Executive Compensation

At the 2016 Annual Meeting of Stockholders, our stockholders voted to approve the compensation of the Company’s NEOs, as discussed and disclosed in the 2016 Proxy Statement. In considering the results of this advisory vote on executive compensation, the Compensation Committee concluded that the compensation paid to our NEOs and the Company’s executive pay practices enjoyed stockholder support.

In light of this support, the Compensation Committee decided to retain the core design of our executive compensation program, with an emphasis on short and long-term incentive compensation that rewards our executives when they and the Company perform well and, in turn, deliver value for our stockholders.

At the 2013 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held every three years. Consistent with this preference, the Board decided to implement an advisory vote on executive compensation every three years until the next required vote on the frequency of stockholder votes on the compensation of executive officers, which will occur at our 2019 Annual Meeting of Stockholders.

Fiscal Year 2018 Executive Compensation

Base Salary

A competitive base salary is a necessary element to attract and retain an experienced and talented management team. As fixed cash compensation, a base salary provides financial stability and security for performing job responsibilities. The base salaries of our NEOs are set based on their respective responsibilities, performance and competitive market for similar executives. The Compensation Committee reviews the base salaries of our NEOs on an annual basis and makes adjustments as appropriate, subject to any terms of the NEOs’ employment agreements. The table below outlines the base salaries for our NEOs in the fiscal year ended September 30, 2018, pursuant to each NEO’s respective employment agreement.

Named Executive Officer	Base Salary
Michael A. Mullen	$360,000
Glenn C. Worman	$300,000
John C. DeSena	$250,000

Cash Bonus

Mr. Mullen is eligible to earn an annual cash bonus, which may be conditioned upon the achievement of annual performance goals and objectives established by agreement between Mr. Mullen and the Compensation Committee. Mr. Mullen’s target annual bonus opportunity is equal to 100% of his base salary. Each of Mr. Worman and Mr. DeSena participates in a bonus pool for our senior executive officers and have cash bonus targets set by management and approved by the Compensation Committee.

After consideration of the Company’s performance and individual performance for Mr. Mullen, Mr. Worman and Mr. DeSena during fiscal year 2018, the Compensation Committee authorized bonuses for Mr. Mullen, Mr. Worman and Mr. DeSena in the amounts outlined in the below table. These bonuses were paid in January 2019.

Named Executive Officer	Cash Bonus Amount
Michael A. Mullen	$464,400
Glenn C. Worman	$322,500
John C. DeSena	$193,500

Long-Term Equity Incentive Awards

In April 2018, the Compensation Committee granted to each of Mr. Mullen, Mr. Worman and Mr. DeSena restricted stock units, or RSUs, determined based on the amount of their cash bonus. The following table outlines the RSUs granted.

Named Executive Officer	Restricted Stock Units Granted
Michael A. Mullen	246,857
Glenn C. Worman	137,143
John C. DeSena	102,857

Each of these awards vests as follows:

●	50% vest in equal annual installments over three years;

●	25% vest upon satisfaction of certain profitability targets; and

●	25% vest upon satisfaction of certain market capitalization targets.

For the profitability and market capitalization targets used during the fiscal year ended September 30, 2018, see page 18 in the “Elements of Compensation” section of this proxy statement. Vesting of the performance-based portions of such RSUs require certification by the Compensation Committee that such performance goals have been met and shall occur on the date of certification. The performance goals can be measured over up to ten years from the date of grant, assuming that the individual remains employed. Vesting may be accelerated by termination of employment by us without Cause or by the individual for Good Reason. In March 2018, the Compensation Committee amended each of the existing RSU award agreements for Mr. Mullen, Mr. Worman and Mr. DeSena so that such RSUs will vest in full upon a change in control of the Company.

For additional information regarding our NEOs’ equity awards, see the “Summary Compensation Table” on page 22 of this proxy statement, the “Grants of Plan-Based Awards in Fiscal 2018” table on page 23 of this proxy statement and the “Outstanding Equity Awards at Fiscal Year End” table on page 25 of this proxy statement.

Perquisites and Other Executive Benefits

We offer Mr. Mullen and Mr. Worman an annual benefits allowance. We reimburse Mr. Mullen $2,545 for an annual gym membership, and we offer Mr. Worman an annual car allowance of $12,000.

Severance Benefits

We have employment agreements with our NEOs that provide, among other things, payment and benefits upon certain terminations of employment. We believe the severance benefits components of these agreements are an important component to recruiting and retaining high quality executive officers. For more information on Mr. Mullen, Mr. Worman’s and Mr. DeSena’s employment agreements see the “Potential Termination and Change in Control Payments” section under “Executive Compensation,” beginning on page 26 of this proxy statement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of our Board has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on the review and discussions noted above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.

By the Compensation Committee of the Board of Directors Nassos Michas, Chairman Daniel Hume Dated February 25, 2019

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our current NEOs or that was otherwise earned by our NEOs for their services in all capacities during fiscal 2016, 2017 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($) (2)		Total ($)
Michael A. Mullen	2018	$360,000	$360,000	$926,949	-	$21,713	(3)	$1,668,662
Chairman and Chief Executive Officer	2017	$270,000	$360,000	$1,462,000	-	$14,872	(3)	$2,106,872
Glenn C. Worman	2018	$297,500	$200,000	$514,973	-	$24,327		$1,036,800
President and	2017	$290,000	$200,000	$319,000	-	$23,568		$832,568
Chief Financial Officer	2016	$283,958	$135,000	-	-	$32,204		$451,162
John C. DeSena (4) Chief Operating Officer	2018	$241,250	$150,000	$386,229	-	$2,554		$780,033

(1)

The amounts shown in this column represent the grant date fair value of RSUs, which was computed in accordance with FASB ASC Topic 718 without regard to estimated forfeitures related to service-based vesting conditions. Refer to Note 14 in the Notes to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended September 30, 2018 for information regarding the assumptions used to value these awards.

(2)	The amounts included in this column for fiscal year 2018 are as follows:

Michael A. Mullen
Benefits Allowance	$19,168
Gym Membership	$2,545
Total	$21,713

Glenn C. Worman
Benefits Allowance	$12,327
Auto Allowance	$12,000
Total	$24,327

John C. DeSena
Benefits Allowance	$2,554

(3)

The amounts shown exclude commissions of approximately $1.2 million and $2.4 million for the fiscal years ended September 30, 2018 and 2017, respectively, earned pursuant to Mr. Mullen’s Independent Contractor Agreement, dated April 22, 2008, with National Securities Corporation whereby in exchange for establishing and maintaining a branch. Mr. Mullen receives 92% of gross income accrued at the branch, before expenses associated with the operation of such branch, including commissions owed to its registered representatives.

(4)	Mr. DeSena was appointed as Chief Operating Officer of the Company on July 20, 2018 and prior to that was Head of Financial Planning & Analysis.

CEO Pay Ratio

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. As is permitted under the SEC rules, we used cash compensation paid in 2018 to determine our median employee definition and not total compensation as set forth in our Summary Compensation Table. We annualized pay for those who commenced employment during fiscal year 2018. Using the fiscal year end date of September 30, 2018, we calculated the median cash compensation of our employee population of 460. We then produced a sample of employees who were paid within a 5% range of that median cash compensation and selected an employee from within that group as our median employee. We then determined that this median employee's total compensation for fiscal year 2018 was $47,731. The Chief Executive Officer's total compensation for fiscal year 2018 was $1,668,662 as disclosed in the Summary Compensation Table. Therefore, our estimate of the ratio of Chief Executive Officer pay to median employee pay is 35:1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the ratio reported above should not be used as a basis for comparison between companies.

Grants of Plan-Based Awards in Fiscal 2018

The following table summarizes grants made to the named executive officers in fiscal year 2018.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards Target (#) (1)	All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options(#)	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)
Michael A. Mullen	4/10/2018	-	123,428	123,429	-	-	926,949
Glenn C. Worman	4/10/2018	-	68,571	68,572	-	-	514,973
John C. DeSena	4/10/2018	-	51,428	51,429	-	-	386,229

(1)

Represents the number of RSUs granted in fiscal year 2018 that could be earned under performance-based vesting. See pertinent details regarding the RSUs in the section titled “Long-Term Equity Incentive Awards,” beginning on page 19 of this proxy statement.

(2)

Represents the number of RSUs granted in fiscal year 2018 that could be earned under time-based vesting. See the description of the RSUs in the section titled “Long-Term Equity Incentive Awards,” beginning on page 19 of this proxy statement.

 Narrative to Summary Compensation Table

Employment Agreements

Michael A. Mullen. On January 3, 2017, we entered into an employment agreement with Michael A. Mullen as our Co-Chief Executive Officer (the “Mullen Agreement”) providing for the term of his employment for a period beginning on January 3, 2017, until such time as the other Co-Chief Executive Officer of the Company (Robert B. Fagenson) was removed or resigned, in which case Mr. Mullen would automatically assume the title and duties of Chief Executive Officer under the terms of his employment agreement. In addition, Mr. Mullen is the Chairman of the Board of each of Company’s operating subsidiaries including but not limited to National Securities Corporation, National Asset Management Corporation and National Insurance Corporation. Under the terms of the Mullen Agreement, Mr. Mullen earns a base salary of $360,000 per year. In addition to his base salary, Mr. Mullen is eligible to earn an annual cash bonus, conditioned upon the achievement of annual performance goals and objectives established by agreement between Mr. Mullen and the Board. Mr. Mullen’s target annual bonus opportunity is equal to 100% of his base salary.

On December 31, 2018, we entered into an amended and restated employment agreement with Mr. Mullen (the “Amended Mullen Agreement”). Under the terms of the Amended Mullen Agreement, Mr. Mullen earns a base salary of $360,000 per year and is eligible to earn an annual cash and restricted stock bonus at a target level determined by the Compensation Committee and pursuant to the terms and conditions of the Company’s 2017 Fiscal Year Bonus Plan. Mr. Mullen’s target annual cash bonus for the fiscal year beginning October 1, 2018 is $360,000.

Glenn C. Worman. On May 7, 2015, we entered into an employment agreement with Glenn C. Worman (the “Worman Agreement”) providing for the term of his employment for a period beginning on May 7, 2015 (the “Effective Date”) and ending on May 5, 2017 (the “Worman Term”). The Worman Agreement provided a base salary at a rate of $280,000 per annum during the first 12 months of the Worman Term, and $290,000 during the second 12 months of the Worman Term. We paid Mr. Worman a signing bonus of $40,000 on August 9, 2015 and we also paid him a bonus of $35,000 on July 1, 2016. Mr. Worman was entitled to an initial guaranteed bonus of $100,000, which he received in January 2016. Under the terms of the Worman Agreement, Mr. Worman is also eligible for an annual bonus as determined by the Compensation Committee of the Board and was included in the bonus pool for our senior executive officers.

On December 31, 2018, we entered into a new employment agreement with Mr. Worman (the “2018 Worman Agreement”). Under the terms of the 2018 Worman Agreement, Mr. Worman earns a base salary of $300,000 per year and is eligible to earn an annual cash and restricted stock bonus at a target level determined by the Compensation Committee and pursuant to the terms and conditions of the Company’s 2017 Fiscal Year Bonus Plan. Mr. Worman’s target annual cash bonus for the fiscal year beginning October 1, 2018 is $250,000.

John C. DeSena. On December 31, 2018, we entered into a new employment agreement with Mr. DeSena (the “2018 DeSena Agreement”). Under the terms of the 2018 DeSena Agreement, Mr. DeSena earns a base salary of $250,000 per year and is eligible to earn an annual cash and restricted stock bonus at a target level determined by the Chief Executive Officer and pursuant to the terms and conditions of the Company’s 2017 Fiscal Year Bonus Plan. Mr. DeSena’s target annual cash bonus for the fiscal year beginning October 1, 2018 is $150,000.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards held by each NEO as of September 30, 2018.

		Option Awards				Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Michael A. Mullen	1/3/2017	-	-	-	-	234,375(2)	$750,000	260,417(2)	$833,334
	4/10/2018	-	-	-	-	123,429(2)	$394,973	123,428(2)	$394,970
Glenn C. Worman	5/7/2015	60,000	-	4.50	6/20/2023	-	-	-	-
	5/7/2015	60,000	-	5.50	6/20/2023	-	-	-	-
	5/7/2015	60,000	-	6.00	6/20/2023	-	-	-	-
	7/19/2017	-	-	-	-	46,875(2)	$150,000	52,083(2)	$166,666
	4/10/2018	-	-	-	-	68,572(2)	$219,430	68,571(2)	$219,427
John C. DeSena	7/19/2017	-	-	-	-	28,125(2)	$90,000	31,250(2)	$100,000
	4/10/2018	-	-	-	-	51,429(2)	$164,573	51,428(2)	$164,570

(1)	Reflects the value calculated by multiplying the number of shares underlying the RSUs by $3.20, which was the closing price of our common stock on September 28, 2018.

(2)

The RSUs vest as follows: (1) 50% vest in equal annual installments over three or four years; (2) 25% vest based upon the Company first achieving certain market capitalization milestones for 30 consecutive trading days; and (3) 25% vest based upon the Compensation Committee’s certification that the Company first achieved certain AEBITDA milestones at the end of a fiscal year. The RSUs also vest in full upon a change in control of the Company.

The following table summarizes the option exercises and stock vested for each NEO during the fiscal year ended September 30, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Michael A. Mullen	-	-	130,208	$408,854
Glenn C. Worman	-	-	26,042	$83,490
John C. DeSena	-	-	15,625	$50,094

(1)	Reflects the value calculated by multiplying the number of shares acquired on vesting by the closing price of our common stock on the day of the vesting.

Potential Termination and Change in Control Payments

Michael A. Mullen, Glenn C. Worman and John C. DeSena. Under each of the Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement, if such executive’s employment is terminated as a result of his death or disability, the Company must pay to him or his estate his base salary through the date of his termination, any benefits which he is entitled to receive under any Company plan, any expense reimbursement amounts owed to him, and any accrued but unpaid annual bonuses earned by him prior to the date of his death or termination for disability (the “Accrued Obligations”). The executive will also be entitled to a pro rata portion of his target bonus during the year of termination. In addition, any shares of restricted stock awards or RSUs outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination, and any vested stock options outstanding on the date of his termination will remain exercisable by him for a period of 24 months following the date of his termination (or, if earlier, the normal expiration date of such stock options). Any unvested portion of outstanding stock options as of the date of the executive’s termination will be forfeited.

If such executive’s employment is terminated by the Board for “cause” or by the executive without “good reason”, then the Company must pay to him the Accrued Obligations. Any unvested stock options and shares of unvested restricted stock awards or RSUs outstanding on the date of his termination will be forfeited without consideration as of such date. The vested portion of any options as of the date of the executive’s termination will remain exercisable for 30 days following such date (or, if earlier, the normal expiration date of such stock options).

If such executive’s employment is terminated by the Company other than as stated above or by the executive for good reason, the Company must pay to him the Accrued Obligations. In addition, following execution of the Company’s standard release of claims, the Company will pay to the executive a lump sum severance payment equal to two times the sum of such executive’s base salary and target bonus for the fiscal year in which such termination occurs and an additional sum equal to his pro rata target bonus for the fiscal year in which such termination occurs. In addition, the Company will pay for the entire premium cost for continuing health care benefits under COBRA for up to 12 months for the executive and his eligible dependents. Any shares of restricted stock awards or RSUs outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination, and any stock options outstanding on the date of his termination will become fully-vested and will remain exercisable by him for a period of 12 months following the date of his termination (or, if earlier, the normal expiration date of such stock options).

“Cause” under each of the Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement means: (i) such executive’s material breach of restrictive covenants contained in the applicable agreement, or material breach of any other provision of such agreement, subject to applicable cure periods; (ii) such executive’s willful and continual failure or refusal to perform his duties under the applicable agreement (other than by reason of death or disability), provided such failure or refusal continues for a period of thirty (30) days after receipt of written notice thereof from the Board in reasonable detail of such failure or refusal; (iii) any action by such executive constituting willful misconduct or gross negligence in respect his obligation to the Company that results in material economic damage to the Company; and (iv) such executive’s conviction of, or a plea of guilty or nolo contendere to, a felony. Notwithstanding the foregoing, cause does not include any action taken by such executive’s in connection with his duties under the applicable agreement if he acted in good faith and in a manner he reasonably believed to be in, and not opposed to, the best interest of the Company.

“Good Reason” under each of the Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement means the occurrence of any of the following without such executive’s express prior written consent: (i) any material breach of the applicable agreement by the Company; (ii) a material reduction by the Company of such executive’s duties, responsibilities, or authority; (iii) a reduction in such executive’s base salary; (iv) a requirement that, under the Amended Mullen Agreement, Mr. Mullen report to anyone other than the Board and, under the 2018 Worman Agreement and 2018 DeSena Agreement, such executive report to anyone other than the CEO; (v) on or before December 31, 2021, a change in the composition of the Board that results in the Continuing Directors (as defined in the applicable agreement) no longer constituting at least a majority of the Board (vi) a material change in the geographic location at which such executive must perform services (which, for purposes of the Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement, means a relocation of the Company’s principal place of business of such executive outside of the New York City metropolitan area) or (vii) under the 2018 DeSena Agreement, the separation from employment of both Mr. Mullen and Mr. Worman due to their termination without Cause or resignation for Good Reason. Under each of the Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement, such executive may terminate his employment for good reason only if (A) he has provided the Company with written notice of the asserted good reason condition within ninety days after its initial existence; (B) the Company fails to cure the condition within thirty days after receiving such notice; and (C) such executive terminates employment within ninety days following his written notice to the Company of the existence of the good reason condition.

The Amended Mullen Agreement, the 2018 Worman Agreement and the 2018 DeSena Agreement include post-employment obligations providing a three-month noncompete and a nine-month prohibition on soliciting or hiring employees, independent contractors and financial advisors of the Company and its subsidiaries.

The following table sets forth the estimated amount of the payments and benefits each that Mr. Mullen, Mr. Worman and Mr. DeSena would receive under the scenarios identified therein, in each case assuming a termination of employment and/or change in control on September 30, 2018. The payments and benefits described and quantified below are in addition to the compensation and benefits that would already be vested upon a termination of employment, including but not limited to accrued but unpaid salary, accrued but unpaid bonuses, and benefits accrued under the 401(k) plan.

Name	Benefit Type	Termination Other than For Cause; Resignation for Good Reason (Prior to a Change in Control) ($)	Death or Disability ($)	Termination Other than For Cause; Resignation for Good Reason (Following a Change in Control) ($)	Change in Control (Absent Termination) ($) (1)
Michael A. Mullen	Cash Severance (2)	$ 900,000	-	$ 1,080,000	-
	COBRA Reimbursement	$ 46,253	-	$ 46,253	-
	Value of Acceleration of Equity (3)	$ 2,373,277	$ 2,373,277	$ 2,373,277	$ 2,373,277
	Total	$ 3,319,530	$ 2,373,277	$ 3,499,530	$ 2,373,277
Glenn C. Worman	Cash Severance	-	-	-	-
	COBRA Reimbursement	-	-	-	-
	Value of Acceleration of Equity (4)	-	-	-	$ 755,523
	Total	-	-	-	$ 755,523
John C. DeSena	Cash Severance	-	-	$ 250,000	-
	COBRA Reimbursement	-	-	-	-
	Value of Acceleration of Equity (5)	-	-	-	$ 519,143
	Total	-	-	$ 250,000	$ 519,143

(1)

No amounts would have vest upon a change in control absent termination of employment, unless approved in the discretion of the Compensation Committee under the 2013 Plan. In March 2018, the Compensation Committee amended the RSUs granted to each of Mr. Mullen, Mr. Worman and Mr. DeSena so that such RSUs grant upon a change in control.

(2)	Consists of target bonus plus a multiple of salary.

(3)	Reflects the value calculated by multiplying 741,649 shares underlying the restricted stock units by $3.20 which was the closing price of our common stock on September 28, 2018.

(4)	Reflects the value calculated by multiplying 236,101 shares underlying the restricted stock units by $3.20 which was the closing price of our common stock on September 28, 2018.

(5)	Reflects the value calculated by multiplying 162,232 shares underlying the restricted stock units by $3.20 which was the closing price of our common stock on September 28, 2018.

DIRECTOR COMPENSATION

Cash Compensation. Our non-employee directors are to receive the following cash compensation: (i) $50,000 annual retainer; and (ii) $10,000 additional retainer for service as Chairman of the Board, Vice-Chairman of the Board, and Chairman of the Audit Committee. Each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board and meetings of committees of our Board.

Equity Compensation. Our non-employee directors are to receive the following equity compensation under the 2013 Omnibus Incentive Plan.

●

Initial Stock Grant. Non-employee directors receive 50,000 RSUs upon initial election or appointment to the Board. The RSUs will vest in equal annual installments over three years, beginning on the first anniversary of the date of grant.

●

Annual Stock Grant. Non-employee directors receive an RSU award of $50,000 worth of restricted stock annually for service on our Board. The RSUs will vest in equal annual installments over three years, beginning on the first anniversary of the date of grant.

2018 Director Compensation

Our non-employee directors each received $50,000 in cash compensation for the fiscal year ended September 30, 2018. In addition, the Chairman of the Board, Vice-Chairman of the Board, and Chairman of the Audit Committee each received an additional $10,000 as compensation for their service during the same time period

Director Compensation Table for 2018

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)	Option Awards ($)	Total ($)
Robert B. Fagenson	$60,000		$286,000	-	$346,000
Neil Herskowitz (2)	$60,000		$286,000	-	$346,000
Daniel Hume	$50,000		$286,000	-	$336,000
Nassos Michas	$12,500		-	-	$12,500
Michael A. Mullen (3)	-		-	-	-
Eli Salig (2)	$50,000		$286,000	-	$336,000
Michael E. Singer	$50,000	(4)	$286,000	-	$336,000

(1)	Grant date fair value of stock award.

(2)	Our Board vested in full the outstanding equity awards for Mr. Herskowitz and Mr. Salig upon their resignation from the Board in February 2019.

(3)

Mr. Mullen did not receive any additional compensation in his capacity as a director. See the section titled “Executive Compensation,” beginning on page 22 of this proxy statement, for details on Mr. Mullen’s compensation for the fiscal year ended September 30, 2018.

(4)

Mr. Singer became an employee of the Company on June 11, 2018, and thereafter received compensation as an employee of the Company in the amount of $75,712 for the fiscal year ended September 30, 2018. This amount includes $4,887 in benefits allowance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Nassos Michas and Daniel Hume. No member of the Compensation Committee during the fiscal year ended September 30, 2018 or as of the date of this proxy statement is or has been an officer or employee of National or any of National’s subsidiaries, nor has any member of our Compensation Committee had any relationship with National requiring further disclosure.

During the fiscal year ended September 30, 2018, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers either served as a member of our Compensation Committee or our Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders.

Based solely on a review of copies of Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal years ended September 30, 2017 and 2018, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner other than:

●	Two Forms 4 for Michael A. Mullen related to the grant of RSUs in April 2018 and the vesting of RSUs in January 2018;

●	Three Forms 4 for Glenn C. Worman related to the grants of RSUs in July 2017 and April 2018 and the vesting of RSUs in July 2018;

●	One Form 4 for each of Robert B. Fagenson, Michael E. Singer, Neil Herskowitz, Daniel Hume and Eli Salig related to the grants of RSUs in February 2018;

●	One Form 3 for John C. DeSena upon his promotion to Chief Operating Officer in July 2018; and

●	One Form 3 for Nassos Michas upon his appointment to the Board in June 2018.

RELATED-PERSON TRANSACTIONS

Review, approval or notification of transactions with related persons

Our Board reviews and votes on transactions, arrangements and relationships between us and any of our directors, director nominees, executive officers, beneficial owners of more than 5% of our common stock and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a fiscal year (such transaction, arrangement or relationship, the “Related Transaction”). The director who has a material interest in the related transaction must recuse himself from the vote of the Board of Directors vote on such matter. A majority vote of the remaining members of our Board is required for approval of the related transaction. Before such vote, the members of our Board who are independent of the related transaction review, among other things, the following factors:

●	The related person’s interest in the transaction;

●	The approximate dollar value of the amount involved;

●	The terms of the transaction;

●	The benefits to us;

●	The benefits to our stockholders;

●	The availability of other sources for comparable products, services, or financial benefits; and

●	Whether the transaction is on terms that are no less favorable to us than terms that could have been reached with an unaffiliated third-party under the same or similar circumstances.

Certain Relationships and Related Transactions

Arrangements Regarding Robert B. Fagenson

Mr. Fagenson is a party to an Independent Contractor Agreement, dated April 1, 2018, with National Securities Corporation (“NSC”), our wholly-owned subsidiary, whereby in exchange for establishing and maintaining a branch office of NSC in New York, New York, Mr. Fagenson receives 90% of gross income accrued at the branch, before expenses associated with the operation of such branch, including commissions owed to its registered representatives. From April 1, 2018 until September 30, 2018, Mr. Fagenson earned $412,911 in commissions under this arrangement. Prior to entry into this agreement, Mr. Fagenson was a party to an Independent Contractor Agreement, dated February 27, 2012, with NSC, whereby in exchange for establishing and maintaining a branch office of NSC in New York, New York, Mr. Fagenson received 50% of net income accrued at the branch. From October 1, 2017 to March 31, 2018, Mr. Fagenson earned $517,506 in commissions under this arrangement.

Arrangements Regarding Michael A. Mullen

Similarly, Mr. Mullen is a party to an Independent Contractor Agreement, dated April 22, 2008, with NSC, whereby, in exchange for establishing and maintaining a branch, Mr. Mullen receives 92% of gross income accrued at the branch, before expenses associated with the operation of such branch, including commissions owed to its registered representatives. During the fiscal year ended September 30, 2018, Mr. Mullen earned $1,190,213 in commissions, under this arrangement. Information regarding Mr. Mullen’s compensation by the Company is set forth under the heading “Executive Compensation,” beginning on page 22 of this proxy statement.

Arrangements Regarding Fortress Biotech, Inc. and FBIO Acquisition, Inc.

On April 27, 2016, we entered into the Merger Agreement with Fortress and FBIO, pursuant to which, among other things, FBIO launched a tender offer for all of the issued and outstanding shares of our common stock at a purchase price of $3.25 per share in cash. FBIO completed its tender offer on September 12, 2016, at which time FBIO acquired 7,037,482 shares of our common stock, representing approximately 56.6% of our issued and outstanding shares of common stock and approximately 51.4% of our issued and outstanding shares of common stock on a fully-diluted basis immediately following the completion of the tender offer.

In connection with the execution and delivery of the Merger Agreement, we entered into the Stockholders Rights Agreement with FBIO, which became effective on September 12, 2016. Pursuant to the Stockholder Rights Agreement, if as of the closing of the tender offer, FBIO and its affiliates own at least 35% of all then outstanding shares of our common stock, FBIO and its affiliates will be prohibited for a certain period of time from initiating or proposing certain actions with respect to the Company, including: (i) until the earlier of September 12, 2019 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, certain going-private transactions; (ii) until the earlier of September 12, 2017 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, certain business combinations; and (iii) the until the earlier of September 12, 2019 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, reverse stock-splits with respect to our common stock of a ratio greater than or equal to 100 to one. The Stockholder Rights Agreement also provided FBIO certain director nomination rights with respect to our Board. Through September 12, 2019, so long as FBIO held any shares of our common stock, FBIO had the right to designate for nomination by our Board (or the applicable committee thereof) all directors to be elected at any annual or special meeting of the stockholders of the Company. On November 14, 2018, B. Riley and FBIO entered into a stock purchase agreement whereby FBIO agreed to sell to a wholly-owned subsidiary of B. Riley FBIO’s majority stake in us. Upon final closing of this transaction on February 11, 2019, the Stockholder Rights Agreement terminated pursuant to its terms.

During the 12-month period ended September 30, 2018, financings conducted by the Company for Fortress and its affiliates generated revenues in the amount of approximately $4,931,000, which amount represented approximately 35% of our biotech and healthcare investment banking revenue for such period, and approximately 9% of our total investment banking revenue for such period. During such 12-month period, revenues from our biotech and healthcare investment banking business were approximately $14,119,000, which represented approximately 24% of all of our investment banking revenue for such period.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS
AND 5% BENEFICIAL OWNERS

The following table shows information, as of January 18, 2019, concerning the beneficial ownership of our common stock by:

●	Each person we know to be the beneficial owner of more than 5% of our common stock;

●	Each of our directors;

●	Each of our NEOs shown in our Summary Compensation Table; and

●	All directors and executives as a group.

As of January 18, 2019, there were 12,610,545 shares of our common stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of January 18, 2019. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.

Beneficial Ownership of 5% Stockholders
Beneficial Owner	Number of Shares	Percent of Total
Fortress Biotech, Inc. (1)	4,027,428	31.9%
B. Riley Financial, Inc. (2)	3,010,054	23.9%
Daniel Asher (3)	1,577,861	12.5%

Beneficial Ownership of Executive Officers, Directors and Nominees
Beneficial Owner	Number of Shares	Percent of Total
Robert B. Fagenson (4)	523,390	4.2%
Neil Herskowitz (5)	28,531	*
Daniel Hume (5)	28,531	*
Nassos Michas	-	*
Michael A. Mullen (6)	176,000	1.4%
Eli Salig (5)	28,531	*
Michael E. Singer (5)	28,531	*
John C. DeSena	10,316	*
Glenn C. Worman (7)	197,195	1.6%
All executive officers and directors (nine persons)	1,021,025	8.1%

* Less than 1%

(1)

Information is based on Amendment No. 1 to Schedule 13D filed jointly by Fortress Biotech, Inc., FBIO Acquisition, Inc., a wholly-owned subsidiary of Fortress (“FBIO”), Opus Point Partners, LLC (“OPP”), Opus Point Partners Management, LLC (“OPPM”), Michael S. Weiss and Lindsay A. Rosenwald on November 26, 2018. According to the Schedule 13D/A: (i) Fortress and FBIO may be deemed to beneficially own 4,027,428 shares of our common stock, as a result of selling 3,010,054 shares of our common stock to NHC Holdings, LLC, a wholly-owned subsidiary of B. Riley Financial, Inc., pursuant to the SPA (as defined in footnote (2) below); and (ii) OPP, OPPM, Mr. Weiss and Dr. Rosenwald may be deemed to beneficially own 522,292 shares of our common stock. OPP is the parent company of OPPM, Mr. Weiss is a director and the Executive Vice Chairman of Fortress and a manager of OPP and Dr. Rosenwald is a director and the Chairman, President and Chief Executive Officer of Fortress, President and Chief Executive Officer of FBIO and a manager of OPP. The business address of each of Fortress, FBIO, OPP, OPPM, Mr. Weiss and Dr. Rosenwald is 2 Gansevoort Street, 9th Floor, New York, NY 10014.

(2)

Information is based on Schedule 13D filed jointly by B. Riley Financial, Inc., a Delaware corporation, and NHC Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of B. Riley Financial, Inc., on November 26, 2018. According to the Schedule 13D, the Reporting Persons own 3,010,054 shares, as a result of NHC Holdings, LLC purchasing 3,010,054 shares from Fortress and FBIO on November 16, 2018 in the first of two closings whereby NHC Holdings, LLC would purchase all shares of our common stock held by Fortress and FBIO pursuant to a Stock Purchase Agreement (“SPA”) executed between the parties on November 14, 2018. The address of the principal business office of each of the foregoing is 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367.

(3)

Information is based on Schedule 13G filed by Daniel Asher on January 11, 2019. According to the Schedule 13G, the Reporting Person owns 1,577,861 shares. The address of the principal business office of each of the foregoing is 111 W. Jackson Blvd., 20th Floor, Chicago, IL 60604.

(4)

Grant date fair value of stock award. Consists of (i) 150,000 shares of our common stock issuable upon exercise of options, (ii) 5,001 shares of our common stock held in a Trust for the benefit of Toby Fagenson, of which Mr. Fagenson is the sole Trustee and has sole voting and investment power over such shares, (iii) 301,463 shares of our common stock held by Fagenson & Co., Inc., of which Mr. Fagenson is the President and majority shareholder, (iv) 5,000 shares of our common stock held directly by Mr. Fagenson, (v) 33,395 shares of our common stock held by National Securities Growth Partners LLC, of which Mr. Fagenson is the managing Member and has sole voting and investment power and (vi) 28,531 shares of our common stock issuable upon the conversion of RSUs that will vest within 60 days of January 18, 2019.

(5)	Consists of 28,531 shares of our common stock issuable upon the conversion of RSUs that will vest within 60 days of January 18, 2019.

(6)	Includes 78,125 RSUs granted in January 2017. These RSUs vested in January 2019.

(7)	Includes 180,000 vested stock options.

PROPOSAL ONE:

ELECTION OF CLASS II DIRECTORS; NOMINEES

Our Amended and Restated Bylaws, as amended, provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. Our Board currently consists of seven members. The nominated directors are: Daniel Hume, Nassos Michas and Barbara Creagh. For information about each of the nominees and our Board generally, please see “Corporate Governance – Members of the Board of Directors,” beginning on page 5 of this proxy statement. If elected, the nominees will hold office until our 2022 annual meeting of stockholders and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMPANY COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO THE 2013 OMNIBUS
INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE BY AN ADDITIONAL

900,000 SHARES, AND MAKE CERTAIN ADDITIONAL CHANGES TO THE TERMS OF THE PLAN

Overview

The Board requests that stockholders approve the proposed Amendment that amends the existing National Holdings 2013 Omnibus Incentive Plan, as amended (the “2013 Plan”) to increase the number of shares of our common stock authorized for issuance under the 2013 Plan by 900,000 Shares and to make certain additional changes to the terms of the 2013 Plan.

Share Increase

The 2013 Plan has served as an important part of our overall compensation program. The 2013 Plan enables us to grant equity-based compensation awards designed to provide an additional incentive for our employees, service providers and employees or service providers of our affiliates who are critical to the achievement of our long-term financial and strategic goals. We believe that the Amendment, which amends the 2013 Plan to authorize 900,000 additional shares of our common stock for issuance under the 2013 Plan, supports our ability to attract, motivate and retain the most competent and skilled employees, service providers and employees or service providers of our affiliates. Awards made under the 2013 Plan, including annual cash incentive awards and long-term incentive equity grants, are designed to align the individual interests of our employees with the interests of our stockholders and reward them for the creation of long-term stockholder value.

When first adopted, 1,000,000 shares were reserved for issuance under the 2013 Plan, which number was increased in July 2013 to 1,550,000 (both numbers being on a post-split basis). Our shareholders approved an additional 650,000 shares under the 2013 Plan at the 2017 annual meeting of shareholders. Our shareholders approved an additional 2,500,000 shares under the 2013 Plan at the 2018 annual meeting of shareholders. As of the record date, 819,841 shares remained available for grant under the 2013 Plan, which is our only plan under which equity awards can currently be made to employees and directors. We believe that the number of shares currently available for issuance under the 2013 Plan may not be sufficient in view of our compensation structure and strategy and that the availability of the additional shares sought in this proposal will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance of awards under the 2013 Plan. As a result, the Compensation Committee and the Board have approved the Amendment, subject to the approval of our stockholders at the Annual Meeting.

In making the recommendation to increase the 2013 Plan’s share reserve by an additional 900,000 shares, we considered a number of factors, including:

Importance of Long-Term Equity Incentives. Long-term equity incentives are an important component of our compensation program, motivating employees, service providers and employees or service providers of our affiliates to make decisions that focus on creating long-term value for stockholders, aligning executives’ interests with the interests of stockholders and serving as an effective employment recruitment and retention tool.

Expected Duration. We expect that the shares available for future awards, including the additional shares if this proposal is approved by our stockholders, will be sufficient for currently-anticipated awards under the 2013 Plan for at least the next year. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the 2013 Plan reserve upon awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Further changes to the 2013 Plan included the following revisions:

●	Extending the duration of the 2013 Plan to February 13, 2029.

●

Deleting various provisions that applied only to performance-based compensation intended to be exempt from the deduction limit of Section 162(m) of the Internal Revenue Code of 1986 (“Section 162(m)”) while providing that the unamended provisions would continue to apply to any grandfathered awards to the extent applicable.

●	Providing flexibility for determining fair market value with respect to awards (to include prior day closing prices or other measures of market value).

●	Clarifying that the retirement provisions in the 2013 Plan (other than with respect to stock options) will only apply when specifically referenced in an award.

●	Adding the specific provisions regarding director compensation that are summarized in the next section, to be approved by stockholders as part of the approval of the amended plan.

●

Removing the provisions that credited back to the stock pool shares that were tendered to pay the exercise or purchase price or withholding taxes on awards, shares repurchased on the open market with the proceeds of exercise or purchase price, and shares under stock-settled stock appreciation rights that are not fully settled in stock, and adding provisions counting exercises of stock-settled stock appreciation rights against the proportionate number covered by the awards.

●	Clarifying that neither options nor stock appreciation rights would be automatically regranted on exercise of the prior award (i.e., no “reload” features).

●	Providing explicitly that dividends and dividend equivalents are subject to any vesting or other performance-requirements of the awards with respect to which they accrue.

●

Clarifying the change in control provisions to, in essence, require either assumption by an acquirer or acceleration of vesting or exercisability and to provide that any assumed awards are subject to double trigger acceleration or vesting as a result of a termination without Cause or, where provided by an individual agreement, resignation for Good Reason within 24 months after the change in control, while also recognizing that employment agreements or award agreements may have more favorable vesting terms. Reducing the period of time during which performance-based awards were measured against performance post-closing to take into account that the Company has used very high-performance targets and correspondingly long periods for measurement. Clarifying that the “Cause” definition in the 2013 Plan would be superseded by any such definition in a covered individual’s employment or service-providing agreement and adding that “Good Reason” would be determined by such individual service providing agreements or grant agreements and not apply in their absence.

●

Providing that the performance objectives for vesting can include objectively determinable criteria in addition to those listed in the 2013 Plan and that the Committee can adjust the determination of performance results for other factors that would be fair and equitable.

●	Clarifying that equity awards issued in an acquisition of other entities will only count against the share pool if required by applicable law or the rules of the applicable stock exchange.

●	Deleting references to incentive stock options.

●	Permitting the Board to determine that withholding for tax purposes can exceed the minimum statutory rate, in line with recent accounting rule changes.

●	Limiting the authority of the Committee to require that participants agree to more extensive restrictive covenants or to cancel employment agreements in order to receive future grants.

Summary of the 2013 Plan

The material terms of the 2013 Plan, as proposed to be amended, are summarized below.

Summary of the Material Terms of the 2013 Plan

Purpose. We established the 2013 Plan to assist the Company and its affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its affiliates by aligning their interests with those of the Company and its stockholders. The 2013 Plan is intended to permit the grant of non-qualified stock options (NQSOs or Options), stock appreciation rights, or SARs, Restricted Stock Awards, restricted stock units, or RSUs, Incentive Awards, Stock Based Awards and Dividend Equivalents.

Administration. The 2013 Plan is administered by our Compensation Committee, who has the authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the 2013 Plan) as it may consider appropriate. Our Compensation Committee may act through subcommittees or, with respect to awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and who are not members of our Board or the Board of Directors of our Affiliates (as defined in the 2013 Plan), delegate to one or more officers all or part of its duties with respect to such awards. Our Compensation Committee may, at its discretion, accelerate the time at which any award may be exercised, become transferable or nonforfeitable or become earned and settled, including without limitation (i) in the event of the participant’s death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control (as defined in the 2013 Plan).

Eligibility. Any of our employees or service providers, employees or service providers of our Affiliates (as defined in the 2013 Plan), and nonemployee members of our Board or of any Board of Directors of our Affiliates is eligible to receive an award under the 2013 Plan.

Director Compensation. Upon joining the Board, our non-employee directors receive restricted stock units with respect to 50,000 shares, vesting ratably one third on the first and two following anniversaries of the date of joining the Board. On the date of each annual stockholder meeting, continuing non-employee directors who have served on the board for at least 1 year, receive RSUs with a value of $50,000 (vesting in three equal annual installments). Each non-employee director is also eligible to receive director fees of $50,000 and an additional $10,000 for service in certain positions on the Board as determined by the Compensation Committee. Exceptions to the foregoing can be made in extraordinary circumstances provided the director receiving additional compensation does not participate in the decision

Authorized Shares. Under the 2013 Plan, we may issue a maximum aggregate of 4,700,000 shares of our common stock (5,600,000 shares of common stock if the stockholders approve the amendment to the 2013 Plan), all of which may be issued pursuant to Options, SARs, Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards or Dividend Equivalents. Each share issued in connection with an award will reduce the number of shares available under the 2013 Plan by one. Except as otherwise provided in the 2013 Plan, (i) any shares of common stock subject to an award granted under the 2013 Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of common stock or which is exchanged, with the Committee’s permission, for awards granted under the 2013 Plan not involving shares of common stock, and (ii) shares of common stock not issued or delivered as a result of the settlement of an outstanding award granted under the 2013 Plan, including through a cash-settled but not a stock settled SAR shall again be available for awards under the 2013 Plan. Shares under a stock-settled SAR count against the limit based on the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. Shares delivered (either by actual delivery, attestation, or net exercise) to us by a participant to (i) purchase shares upon the exercise of an award or (ii) satisfy tax withholding obligations with respect to awards (including shares retained from the award creating the tax obligation) are added back to the number of shares available for the future grant of awards, nor are shares repurchased by us on the open market using the proceeds from the exercise of an award.

Written Agreements. All awards granted under the 2013 Plan will be governed by separate written agreements between the participants and us. The written agreements will specify the terms and conditions of the particular awards.

Transferability. Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. However, the Compensation Committee may provide that awards may be transferred by a participant to immediate family members or trust or other entities on behalf of the participant and/or family members. Any such transfer will be permitted only if (i) the participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant, except that such transferee may only transfer the award by will or the laws of descent and distribution.

Maximum Award Period. No award shall be exercisable or become vested or payable more than ten years after the date of grant.

Compliance with Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which we are a party, and the rules of all domestic stock exchanges on which our shares may be listed.

Payment. The exercise or purchase price of an award, and any taxes required to be withheld with respect to an award, may be paid in cash or, if the written agreement so provides, the Compensation Committee may allow a participant to pay all or part of the exercise or purchase price, and any required withholding taxes, by tendering shares of our common stock, through a broker-assisted cashless exercise, by means of “net exercise” procedure, or any other specified medium of payment.

Stockholder Rights. No participant shall have any rights as our stockholder as a result of issuance of an award until the award is settled by the issuance of common stock (other than a Restricted Stock Award or RSUs for which certain stockholder rights may be granted).

Forfeiture Provisions. Awards do not confer upon any individual any right to continue in our employ or service or in the employ or service of our Affiliates. Except as otherwise specifically provided in an applicable written agreement, all rights to any award that a participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the participant with respect to any award and the award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the participant is discharged from employment or service with the Company or any affiliate for Cause (as defined in the 2013 Plan).

Types of Awards

Options. Our Compensation Committee determines the eligible individuals to whom grants of Options will be made, the number of shares subject to each option, the exercise price per share, the time or times at which the option may be exercised, whether any performance or other conditions must be satisfied before a participant may exercise an option, the method of payment by the participant, the method of delivery of shares to a participant and all other terms and conditions of the award. However, the exercise price of an Option may not be less than the fair market value of a share of common stock on the date the Option is granted. At the Compensation Committee’s discretion, an Option may be granted with or without a Corresponding SAR.

SARs. A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of common stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an Option. A SAR granted in tandem with an Option is called a Corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem award expires with respect to the number of shares being exercised. The Compensation Committee is authorized to determine the eligible individuals to whom grants of SARs will be made, the number of shares of common stock covered by the grant, the time or times at which a SAR may be exercised and all other terms and conditions of the SAR.

Restricted Stock Awards and RSUs. A Restricted Stock Award is the grant or sale of shares of common stock, which may be subject to forfeiture for a period of time or subject to certain conditions. An RSU entitles the participant to receive, upon vesting, shares of our common stock. We will deliver to the participant one share of common stock for each RSU that becomes earned and payable. With regard to Restricted Stock Awards, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants, the purchase price, if any, to be paid for each share subject to the award of restricted stock, the time or times at which the restrictions will terminate, and all other terms and conditions of the restricted stock. With regards to RSUs, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants and the vesting conditions entitling a participant to settlement of the RSUs.

Incentive Awards. An Incentive Award entitles the participant to receive cash or common stock when certain conditions are met. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Incentive Award.

Stock-Based Awards. Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of common stock, including awards convertible or exchangeable into shares of common stock (or the cash value thereof) and common stock purchase rights and awards valued by reference to the fair market value of our common stock. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of Stock-Based Awards. However, the purchase price for the common stock under any Stock-Based Award in the nature of a purchase right (Purchase Right Award) may not be less than the fair market value of a share of common stock as of the date the award is granted. Cash awards, as an element of or supplement to any other award under the 2013 Plan, may also be granted.

Our Compensation Committee is also authorized under the 2013 Plan to grant shares of common stock as a bonus, or to grant shares of common stock or other awards in lieu of any of our obligations or of our affiliates to pay cash or to deliver other property under the 2013 Plan or under any other of our plans or compensatory arrangements or any of our affiliates.

Dividend Equivalents. Our Compensation Committee may also grant Dividend Equivalents under the 2013 Plan. A Dividend Equivalent is an award that entitles the participant to receive cash, shares of our common stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our common stock. The Compensation Committee is authorized to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Dividend Equivalents. However, no Dividend Equivalents may be awarded with an Option, SAR or Purchase Right Award.

Material Terms of Performance-Based Compensation

Awards that are paid to our Named Executive Officers are subject to the tax deduction limitations of Section 162(m) of the Code. At the time the 2013 Plan was first adopted, the limitations of Section 162(m) of the Code did not apply to performance-based compensation that met certain requirements, including stockholder approval of the eligibility requirements, business criteria for performance goals and individual award limits. The performance-based compensation exception was removed from Section 162(m) of the Code by the 2017 tax legislation. The related provisions in the 2013 Plan retain some of the prior requirements, while giving additional flexibility in setting and determining performance.

Award Limits. In any consecutive rolling 36-month period, no participant may be granted awards that relate to more than 600,000 shares of our common stock. For these purposes, an Option and its corresponding SAR will be counted as a single award. For any award stated with reference to a specific dollar limit, the maximum amount payable with respect to any consecutive rolling 36-month performance period to any one participant is $2,000,000 (pro-rated up or down for performance periods greater or less than 12 months). Award limits that are expressed as a number of shares are subject to the adjustment provisions of the 2013 Plan as described below.

Performance Criteria. Our Compensation Committee has the discretion to establish objectively determinable performance conditions for when awards will become vested, exercisable and payable. Performance conditions may be based on one or any combination of metrics related to our financial, market or business performance. The form of the performance conditions also may be measured on a company, affiliate, division, business unit or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. The 2013 Plan contains specific performance conditions that could be used for awards that were intended to qualify for the “qualified performance-based compensation” exception to Section 162(m) of the Code. Because the 162(m) exemption recently was repealed, our Compensation Committee may grant an award that is subject to the achievement or satisfaction of performance conditions that are not set forth in the 2013 Plan.

Our Compensation Committee has the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an award will become vested, exercisable or payable. The Compensation Committee has the authority to adjust goals and awards in the manner set forth in the 2013 Plan.

Change in Control. In the event of a “Change in Control” (as defined in the 2013 Plan) and, with respect to awards that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, and such awards, 409A Awards, only to the extent permitted by Section 409A of the Code, our Compensation Committee in its discretion may, on a participant-by-participant basis (subject to the terms of any employment agreement providing vesting in connection with certain cessations of employment):

1.

Declare that some or all outstanding Options, SARs and Purchase Right Awards previously granted under the Plan will terminate if not exercised by the Change in Control date (treating awards not yet exercisable as though they were exercisable), provided that seven days’ advance notice has been given;

2.

Cash out some or all outstanding Options, SARs and Purchase Right Awards based on the excess of the deal price over the purchase price or Initial Value, as applicable (and providing that awards in which the purchase price or Initial Value exceeds the deal price will be canceled without payment);

3.

Terminate on the Change in Control outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, any Other Stock-Based Awards that are not Purchase Rights, and Dividend Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Change in Control, including pursuant to the final paragraph of this Section 14.05 (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Change in Control) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such awards, or the amount of cash payable under the awards, over any unpaid purchase price, if any, for such awards; or

4.

Take such other actions as the Committee determines to be reasonable under the circumstances to permit the participant to realize the value of the outstanding awards, including causing them to be continued, assumed, or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The payments described above may be made in any manner the Committee determines, including in cash, stock or other property.

Actions need not be uniform with respect to all outstanding awards or participants. However, outstanding awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement.

Notwithstanding the preceding paragraph, except to the extent the Committee may otherwise provide in an applicable agreement (or as provided under the terms of an employment agreement providing vesting in connection with certain cessations of employment), each participant's outstanding awards will become fully exercisable, nonforfeitable and transferable or earned and payable (i) on the Change in Control or immediately before the date the awards will be terminated in connection with the Change in Control, as described above, for awards that are not continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control or (ii) upon the participant’s death, disability or involuntary termination of employment or service (including a voluntary termination of employment or service for Good Reason but not a termination for Cause) within the twenty-four (24) month period after the Change in Control, for awards that are continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control, except as described in the following sentence.

Unless the Board or the Committee determines to increase the level of vesting or exercisability, outstanding awards that were to become exercisable, nonforfeitable and transferable, or earned and payable, based on achievement of objectively determinable performance conditions shall only become exercisable, nonforfeitable and transferable, or earned and payable as described in the preceding sentence as follows: (a) if at such time more than fifty percent (50%) of the relevant performance period (or, if less, at least two years) is completed, then the awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, (i) based upon achievement of performance to date (calculated against pro rata performance targets) to the extent that achievement of performance to date is reasonably measurable or (ii) assuming achievement of performance at one hundred percent (100%) of target to the extent that achievement of performance to date is not reasonably measurable, and (b) if at that time fifty percent (50%) or less of the relevant performance period (or less than two years) is completed, then the awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, assuming achievement of performance conditions at fifty percent (50%) of target (regardless of performance to date).

Amendment and Termination. The 2013 Plan expires 10 years after its amendment date, unless terminated earlier by our Board. Any award that is outstanding as of the date the 2013 Plan expires will continue in force according to the terms set out in the award agreement. Our Board may terminate, amend or modify the 2013 Plan at any time. However, stockholder approval may be required for certain types of amendments under applicable law or regulatory authority.

An amendment will be contingent on approval of our stockholders, to the extent required by law, by the rules of any stock exchange on which our securities are then traded.

Material U.S. Federal Income Tax Consequences of Awards under the 2013 Plan

The following discussion summarizes the principal federal income tax consequences associated with awards under the 2013 Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. A participant’s tax basis in the common stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of common stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

SARs. A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the common stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Restricted Stock Awards and RSUs. With regard to Restricted Stock Awards, a participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the common stock on such date over the price, if any, paid for the stock. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. With regard to RSUs, the participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

Incentive Awards. A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes, subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Stock-Based Awards. A participant will recognize ordinary income on receipt of cash or shares of common stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Dividend Equivalents. A participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other awards, the participant will recognize income as otherwise described herein.

Limitation on Deductions. Section 162(m) of the Internal Revenue Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. We consider the impact of Section 162(m) when developing and implementing our executive compensation programs. We believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals.

Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Internal Revenue Code Sections 4999 and 280G.

Other Tax Rules. The 2013 Plan is designed to enable our Compensation Committee to structure awards that will not be subject to Section 409A of the Code, which imposes certain restrictions and requirements on deferred compensation. However, our Compensation Committee may grant awards that are subject to and compliant with Section 409A of the Code.

New Plan Benefits

Future benefits that will be awarded or paid under the 2013 Plan are not currently determinable. Awards granted under the 2013 Plan are within the discretion of the Compensation Committee, and future awards and the individuals who may receive them have not been determined. The following table sets forth the number of stock options and restricted stock awards that have been granted under the 2013 Plan to our Named Executive Officers and the other individuals and groups indicated, as of the record date, January 18, 2019. The closing price of our common stock on such date was $3.25.

Grants to Named Executive Officers under the 2013 Plan
Name and Position	Stock Options	Restricted Stock Units
Michael A. Mullen Chief Executive Officer	0	675,534
Glenn C. Worman President and Chief Financial Officer	0	559,835
John C. DeSena Chief Operating Officer	0	356,472

Summary of Grants under the 2013 Plan
Group	Stock Options	Restricted Stock Units
All Current Executive Officers as a Group	0	1,591,841
All Employees as a Group (Including Officers who are not Executive Officers)	430,200	1,526,622
All Non-Executive Directors as a Group	0	331,496

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE BY 900,000 AND MAKE CERTAIN ADDITIONAL CHANGES TO THE TERMS OF THE PLAN. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL THREE:

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS

The Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board is providing the stockholders with an opportunity to provide an advisory vote related to the compensation of the Company’s named executive officers.

As described above under “Compensation Discussion and Analysis”, we have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term stockholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.

For the reasons discussed above, the Board unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, Summary Compensation Table and the other compensation related tables and disclosure.”

As this vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of this vote. However, the Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL FOUR:

RECOMMENDATION, ON AN ADVISORY BASIS, ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS

As part of the Board’s commitment to excellence in corporate governance, and as required by Section 14A(a)(2) of the Exchange Act, the Board is providing the Company’s stockholders with an opportunity to provide an advisory vote to determine whether the stockholder vote on the compensation of the Company’s named executive officers should occur every one, two or three years.

Our Board intends to consider carefully the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Exchange Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Exchange Act.

After careful consideration, the Board believes that an executive compensation advisory vote should be held every year, and therefore our Board recommends that you vote for a frequency of every TWO YEARS for future executive compensation advisory votes.

The Board has determined that a say on pay vote on executive compensation that occurs once every two years is the most appropriate alternative for the Company. In making this determination, the Board considered whether an advisory vote at this frequency provides our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results, while avoiding more emphasis on short term variations in compensation and business results. An advisory vote occurring once every two years also will permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies which have occurred since the last say on pay vote on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “TWO YEARS” FOR THE RECOMMENDATION, ON AN ADVISORY BASIS, ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL FIVE:

RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board is submitting the selection of BDO USA, LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws, as amended, or otherwise. The Board has not determined what action it would take if the stockholders do not approve the selection of BDO USA, LLP and may reconsider its selection if the stockholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2019. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP.

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2018 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: National Holdings Corporation, 200 Vesey Street, 25th Floor, New York, NY 10281, Attn: Glenn C. Worman. You may also contact us at (212) 417-8000.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2020 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, John C. DeSena, at 200 Vesey Street, 25th Floor, New York, NY 10281, no later than October 31, 2019. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to John C. DeSena, our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than November 30, 2019, and no later than December 30, 2019. If a stockholder fails to provide timely notice of a proposal to be presented at our 2019 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, delivered to you together with this proxy statement, is hereby incorporated by reference.

APPENDIX A:

NATIONAL HOLDINGS CORPORATION 2013 OMNIBUS INCENTIVE PLAN
AS AMENDED AND RESTATED

NATIONAL HOLDINGS CORPORATION

2013 OMNIBUS INCENTIVE PLAN

As Amended and Restated Effective March __, 2019

TABLE OF CONTENTS

Page

ARTICLE I	DEFINITIONS	1
1.01	409A Award	1
1.02	Affiliate	1
1.03	Agreement	1
1.04	Award	1
1.05	Board	1
1.06	Cash Award	1
1.07	Cause	1
1.08	Change in Control	2
1.09	Clawback Requirement	3
1.10	Code	3
1.11	Committee	3
1.12	Common Stock	3
1.13	Company	3
1.14	Control Change Date	3
1.15	Corresponding SAR	4
1.16	Disability	4
1.17	Dividend Equivalent	4
1.18	Exchange Act	4
1.19	Fair Market Value	4
1.20	Full Value Award	4
1.21	Good Reason	4
1.22	Incentive Award	5
1.23	Incumbent Board	5
1.24	Initial Value	5
1.25	Non-409A Award	5
1.26	Option	5
1.27	Other Stock-Based Award	5
1.28	Participant	5
1.29	Person	5
1.30	Plan	5
1.31	Restricted Stock Award	6
1.32	Restricted Stock Unit	6
1.33	Retirement	6
1.34	SAR	6
1.35	Termination Date	6

i

ARTICLE II	PURPOSES	6
ARTICLE III	TYPES OF AWARDS	6
3.01	General	6
3.02	Awards to Non-Employee Directors	7
ARTICLE IV	ADMINISTRATION	7
4.01	General Administration	7
4.02	Delegation of Authority	7
4.03	Indemnification of Committee	8
ARTICLE V	ELIGIBILITY	8
ARTICLE VI	COMMON STOCK SUBJECT TO PLAN	8
6.01	Common Stock Issued	8
6.02	Aggregate Limit	8
6.03	Individual Limit	9
6.04	Share Counting	9
ARTICLE VII	OPTIONS	9
7.01	Grant	9
7.02	Option Price	10
7.03	Maximum Term of Option	10
7.04	Exercise	10
7.05	Payment	10
7.06	Stockholder Rights	10
ARTICLE VIII	SARS	10
8.01	Grant	10
8.02	Maximum Term of SAR	11
8.03	Exercise	11
8.04	Settlement	11
8.05	Stockholder Rights	11
ARTICLE IX	RESTRICTED STOCK AWARDS	11
9.01	Award	11
9.02	Payment	11
9.03	Vesting	12
9.04	Maximum Restriction Period	12
9.05	Stockholder Rights	12
ARTICLE X	RESTRICTED STOCK UNITS	12
10.01	Grant	12
10.02	Earning the Award	12
10.03	Maximum Restricted Stock Unit Award Period	13
10.04	Payment	13
10.05	Stockholder Rights	13

ARTICLE XI	INCENTIVE AWARDS	13
11.01	Grant	13
11.02	Earning the Award	13
11.03	Maximum Incentive Award Period	14
11.04	Payment	14
11.05	Stockholder Rights	14
ARTICLE XII	OTHER STOCK-BASED AWARDS	14
12.01	Other Stock-Based Awards	14
12.02	Bonus Stock and Awards in Lieu of Other Obligations	14
ARTICLE XIII	DIVIDEND EQUIVALENTS AND CASH AWARDS	15
13.01	Dividend Equivalents	15
13.02	Cash Awards	15
ARTICLE XIV	TERMS APPLICABLE TO ALL AWARDS	15
14.01	Written Agreement	15
14.02	Nontransferability	15
14.03	Transferable Awards	15
14.04	Participant Status	16
14.05	Change in Control	16
14.06	Stand-Alone, Additional, Tandem and Substitute Awards	17
14.07	Form and Timing of Payment; Deferrals	18
14.08	Time and Method of Exercise	18
14.09	Effect of Termination Date on Options, SARs and Other Stock-Based Awards in the Nature of Purchase Rights	19
14.10	Effect of Termination Date on Full Value Awards	19
14.11	Non U.S. Participants	20
ARTICLE XV	PERFORMANCE-BASED COMPENSATION	20
15.01	Performance Conditions	20
15.02	Establishing the Amount of the Award	21
15.03	Earning the Award	21
ARTICLE XVI	ADJUSTMENT UPON CHANGE IN COMMON STOCK	21
16.01	General Adjustments	21
16.02	No Adjustments	22
16.03	Substitute Awards	22
16.04	Limitation on Adjustments	22
ARTICLE XVII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	22
17.01	Compliance	22
17.02	Postponement of Exercise or Payment	23
17.03	Forfeiture or Reimbursement	23
ARTICLE XVIII	LIMITATION ON BENEFITS	23

ARTICLE XIX	GENERAL PROVISIONS	24
19.01	Effect on Employment and Service	24
19.02	Unfunded Plan	24
19.03	Rules of Construction	24
19.04	Tax Withholding and Reporting	24
19.05	Code Section 83(b) Election	25
19.06	Reservation of Shares	25
19.07	Governing Law	25
19.08	Other Actions	25
19.09	Repurchase of Common Stock	25
19.10	Other Conditions	26
19.11	Forfeiture Provisions	26
19.12	Legends; Payment of Expenses	26
19.13	Repricing of Awards	26
19.14	Right of Setoff	27
19.15	Fractional Shares	27
ARTICLE XX	CLAIMS PROCEDURES	27
20.01	Initial Claim	27
20.02	Appeal of Claim	27
20.03	Time to File Suit	27
ARTICLE XXI	AMENDMENT	28
21.01	Amendment of Plan	28
21.02	Amendment of Awards	28
ARTICLE XXII	SECTION 409A PROVISION	28
22.01	Intent of Awards	28
22.02	409A Awards	28
22.03	Election Requirements	28
22.04	Time of Payment	28
22.05	Acceleration or Deferral	29
22.06	Distribution Requirements	29
22.07	Key Employee Rule	29
22.08	Distributions Upon Vesting	29
22.09	Scope and Application of this Provision	29
ARTICLE XXIII	EFFECTIVE DATE OF PLAN	30
ARTICLE XXIV	DURATION OF PLAN	30

ARTICLE I
DEFINITIONS

1.01	409A Award

409A Award means an Award that is intended to be subject to Section 409A of the Code.

1.02	Affiliate

Affiliate means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

1.03	Agreement

Agreement means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04	Award

Award means an Option, SAR, Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalent or Cash Award granted under this Plan.

1.05	Board

Board means the Board of Directors of the Company.

1.06	Cash Award

Cash Award means an Award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive cash from the Company or an Affiliate.

1.07	Cause

Cause means “Cause” as such term is defined in any employment or service agreement between the Company or any Affiliate and the Participant. If no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, except as otherwise determined by the Committee and set forth in the applicable Agreement, “Cause” means (i) the Participant's willful and continued failure to substantially perform the Participant’s duties and obligations to the Company or any Affiliate (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) or to comply with the lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant; (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate (willful for purposes of this definition, shall mean done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or any Affiliate); (iii) the material breach by the Participant of the terms of any confidentiality, non-competition, non-solicitation or other agreement that the Participant has with the Company or any Affiliate or of any duty the Participant owes the Company or any Affiliate or (iv) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company's Chief Executive Officer concludes that the situation warrants a determination that the Participant's employment or service terminated for Cause; in the case of the Chief Executive Officer or any member of the Board, any determination that the Chief Executive Officer's employment or the Board member’s service terminated for Cause shall be made by the Board acting without the Chief Executive Officer or the Board member, as applicable.

1.08	Change in Control

Change in Control means the occurrence of any of the following events except as otherwise determined by the Committee and set forth in the applicable Agreement:

(a)     The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of fifty percent (50%) or more of the voting power of the Company's voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation, reorganization or other transaction (a "Business Combination") that would not cause a Change in Control under subsections (b), (c) or (d) below; or

(b)     Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of the voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and more than fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that Business Combination owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, or

(c)     A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) above or (d) below; or

(d)     Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) and (c) above; or

(e)     The acquisition by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company (i) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (ii) by contract; provided that a Change in Control will not be deemed to have occurred if such power was acquired (x) directly from the Company in a transaction approved by the Incumbent Board, (y) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (z) by any person pursuant to a Business Combination that would not cause a Change in Control under subsections (b), (c) or (d) above; or

(f)     During any period of two consecutive years, the Incumbent Board ceases to constitute a majority of the Board.

Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred with respect to a Participant in connection with the time or form of payment of the Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code) if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code (otherwise, with respect to vesting of the 409A Award and any other terms of the 409A Award that do not require a Change in Control to comply with its meaning under Section 409A of the Code for the 409A Award to be in compliance with Section 409A of the Code, Change in Control shall have the same meaning as described above).

1.09	Clawback Requirement

Clawback Requirement means with respect to any Awards with respect to which the Participant entered into a confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, unless provided otherwise in an applicable Award Agreement, (i) upon breach of any such covenants, the Clawback Requirement shall be triggered and (ii) the Participant must return to the Company (unless the Committee specifically provides otherwise in writing) any of the following the Participant received as the result of any such Awards: (A) any shares of Common Stock acquired under such Awards within the immediately preceding twelve (12) months that the Participant then holds equal to the excess of the then Fair Market Value of such shares of Common Stock over the exercise price, if any, paid for such shares of Common Stock (rounded down to the nearest whole share) or, if the Committee elects, all shares of Common Stock the Participant acquired under such Awards within the immediately preceding twelve (12) months that the Participant then holds in return for the Company’s payment to the Participant of the exercise price, if any, paid for such shares of Common Stock, (B) any dividends or other amounts the Participant received with respect to any shares of Common Stock the Participant acquired within the immediately preceding twelve (12) months under such Awards, (C) any cash or other consideration that the Participant received from the Company with respect to any such Awards received within the immediately preceding twelve (12) months, (D) the amount equal to the excess of any consideration the Participant received as a result of any sale, transfer or other disposition of shares of Common Stock acquired within the immediately preceding twelve (12) months under any such Awards over the exercise price, if any, paid for such shares of Common Stock, (E) any such Awards that the Participant then holds as well as any cash, shares of Common Stock or other amounts or consideration the Participant received with respect to such Awards and (F) any amounts (whether cash or shares of Common Stock) that the Company withheld (or deemed withheld through a net exercise) for any applicable withholding taxes with respect to items (A)-(E) of such Awards. The provisions of this section do not supersede any other clawback policies that the Company may adopt or that may apply by operation of law.

1.10	Code

Code means the Internal Revenue Code of 1986 and any amendments thereto.

1.11	Committee

Committee means the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists. If such Compensation Committee or other Committee exists, if and to the extent deemed necessary by the Board, such Committee shall consist of two or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) with respect to matters relating to the qualification of compensation as performance-based compensation under Code Section 162(m), “outside directors” within the meaning of Code Section 162(m) and (iii) independent directors under the rules of the principal stock exchange on which the Company’s securities are then traded.

1.12	Common Stock

Common Stock means the common stock of the Company, par value $0.02 per share, or such other class or kind of shares or other securities resulting from the application of Article XVI, as applicable.

1.13	Company

Company means National Holdings Corporation, a Delaware corporation, and any successor thereto.

1.14	Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions or such earlier transaction in which a Change in Control has occurred.

1.15	Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16	Disability

Disability means any physical or mental condition that would qualify the Participant for a disability under any long-term disability plan maintained by the Company or any Affiliate that is applicable to such Participant, except as otherwise determined by the Committee and set forth in the applicable Agreement. Notwithstanding the foregoing, however, to the extent necessary for any 409A Award to be in compliance with Section 409A of the Code, Disability, with respect to the time or form of payment of a Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code), means the Participant is Disabled within the meaning of Section 409A of the Code.

1.17	Dividend Equivalent

Dividend Equivalent means the right, granted under the Plan, to receive cash, shares of Common Stock, other Awards or other property equal in value to all or a specified portion of dividends paid with respect to a specified number of shares of Common Stock.

1.18	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.19	Fair Market Value

Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee, in its discretion, shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date or, if so determined by the Board, the prior day’s close, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. If trading over the counter, the Board can use the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant. Fair Market Value relating to the exercise price, Initial Value, or purchase price of any Non-409A Award that is an Option, SAR or Purchase Right Award (as defined in Section 12.01) shall conform to the requirements for exempt stock rights under Section 409A of the Code.

1.20	Full Value Award

Full Value Award means an Award other than an Option, SAR or Purchase Right Award.

1.21	Good Reason

Good Reason means “Good Reason” as such term is defined in any employment or service agreement between the Company or any Affiliate and the Participant. If no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, except as otherwise determined by the Committee and set forth in the applicable Agreement, references to Good Reason shall not apply to an Award.

1.22	Incentive Award

Incentive Award means an Award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

1.23	Incumbent Board

Incumbent Board means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company's Board at the beginning of any period of two consecutive years or (b) members who become members of the Company's Board subsequent to such time whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

1.24	Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the amount determined by the Committee on the date of grant which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant, subject to Sections 14.06 and 16.03 with respect to substitute Awards.

1.25	Non-409A Award

Non-409A Award means an Award that is not intended to be subject to Section 409A of the Code.

1.26	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.27	Other Stock-Based Award

Other Stock-Based Award means an Award granted to the Participant under Article XII of the Plan.

1.28	Participant

Participant means an employee of the Company or an Affiliate, a member of the Board or Board of Directors of an Affiliate (whether or not an employee), an individual who provides services to the Company or an Affiliate (and qualifies as a consultant or adviser within the meaning of the rules applicable to Form S-8 under the Securities Act of 1933, as amended, or any successor form (“Form S-8”)) and any entity that is a wholly-owned alter ego of such individual, member of the Board or Board of Directors of an Affiliate or Person who provides services and who satisfies the requirements of Article V and is selected by the Committee to receive an Award.

1.29	Person

Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

1.30	Plan

Plan means this National Holdings Corporation 2013 Omnibus Incentive Plan, as amended and restated effective March __, 2019, and as hereafter amended.

1.31	Restricted Stock Award

Restricted Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.32	Restricted Stock Unit

Restricted Stock Unit means an Award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.33	Retirement

Retirement means the termination of Participant’s employment or service with the Company and its Affiliates on or after (i) attaining age sixty-five (65) or (ii) attaining age fifty-five (55) and accumulating ten (10) consecutive years of service, except as otherwise determined by the Committee and set forth in the applicable Agreement. For this purpose, years of service shall be determined in accordance with the Company’s written policies as determined by the Committee. Any provisions referring to Retirement in the Plan shall only apply to an Award (other than an Option or SAR) if specifically referenced in such Award.

1.34	SAR

SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock, as determined by the Committee and set forth in the applicable Agreement, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.35	Termination Date

Termination Date means the day on which a Participant’s employment or service with the Company and its Affiliates terminates or is terminated.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such Persons to participate in the future success of the Company and its Affiliates by aligning their interests with those of the Company and its stockholders.

ARTICLE III
TYPES OF AWARDS

3.01	General

The Plan is intended to permit the grant of Options that are not covered by Code Section 422, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards, Dividend Equivalents and Cash Awards in accordance with the Plan and procedures that may be established by the Committee. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes.

3.02	Awards to Non-Employee Directors

Upon joining the Board, an individual non-employee director shall receive an Award of 50,000 Restricted Stock Units, which Award shall vest ratably in thirds on the first and two following anniversaries of the date of joining the Board. On the date of each annual meeting of stockholders of the Company, beginning with the first meeting held at least one year after an individual non-employee director joins the Board, each director who is continuing as a non-employee director shall receive an Award of Restricted Stock Units with a Fair Market Value on the date of grant of $50,000, which Award shall vest ratably in thirds on the first and two following anniversaries of the date of grant. Each non-employee director shall also be eligible to receive director fees of $50,000 for general service and an additional $10,000 for service in certain positions on the Board as determined by the Compensation Committee. The Compensation Committee may make exceptions to these levels of compensation for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

ARTICLE IV
ADMINISTRATION

4.01	General Administration

The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the grant, exercisability, transferability, settlement and forfeitability of all or any part of an Award, among other terms. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Award may be exercised, become transferable or nonforfeitable or be earned and settled including, without limitation, (i) in the event of the Participant’s death, Disability, Retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control. In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. Unless otherwise provided by the Bylaws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

4.02	Delegation of Authority

The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. Notwithstanding the foregoing, however, if and to the extent deemed necessary by the Board, all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Award from the short-swing profit rules of Section 16(b) of the Exchange Act. However, any Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16(b)-3 under the Exchange Act. An Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law except that the Committee member must abstain from any action with respect to the Committee member’s own Awards.

4.03	Indemnification of Committee

The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each Person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such Person in connection with or resulting from any action, claim, suit or proceeding to which such Person may be a party or in which such Person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such Person in settlement thereof, with the Company’s approval, or paid by such Person in satisfaction of any judgment in any such action, suit or proceeding against such Person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such Person if applicable law or the Company’s Certificate of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such Person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE V
ELIGIBILITY

Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or Board of Directors member is an employee), an individual who provides services to the Company or an Affiliate (and qualifies as a consultant or adviser within the meaning of the rules applicable to Form S-8) and any entity that is a wholly-owned alter ego of such individual, member of the Board or Board of Directors of an Affiliate or other Person who provides services is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such Person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such Person or entity to participate in this Plan.

ARTICLE VI
COMMON STOCK SUBJECT TO PLAN

6.01	Common Stock Issued

Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

6.02	Aggregate Limit

The maximum aggregate number (the “Maximum Aggregate Number”) of shares of Common Stock which may be subject to Awards under this Plan is 5,600,000 shares of Common Stock.

The Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan and the maximum number of shares of Common Stock that may be subject to Options under the Plan shall, in each instance, be subject to adjustment as provided in Article XVI, provided, however, that (i) substitute Awards granted under Section 16.03 shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (to the extent permitted by applicable stock exchange rules) and (ii) available shares of stock under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan and shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (subject to applicable stock exchange requirements).

6.03	Individual Limit

The maximum number of shares of Common Stock that may be covered by Full Value Awards or by Options, SARs or Other Stock-Based Awards granted to any one Participant during any consecutive rolling thirty-six (36)-month period shall be 6,000,000 shares of Common Stock; provided, however, that (i) if the Awards are denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash and (ii) any adjustment in the number of shares of Common Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For purposes of the foregoing limit, an Option and its Corresponding SAR shall be treated as a single Award. For any Awards that are stated with reference to a specified dollar limit, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month performance period shall equal $2,000,000 (pro rated up or down for performance periods that are greater or lesser than twelve (12) months); provided, however, that (i) if the Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For any Cash Awards that are intended to constitute annual incentive awards, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month period shall equal $2,000,000; provided, however, that (i) if the Cash Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. The maximum number of shares that may be granted in any consecutive rolling thirty-six (36)-month period to any Participant shall be subject to adjustment as provided in Article XVI.

6.04	Share Counting

Except as set forth below, a share of Common Stock subject to any Award under this Plan shall reduce the Maximum Aggregate Number of shares of Common Stock available for Awards under this Plan, and the maximum number of shares of Common Stock available for Options under this Plan, by one. Except as otherwise provided herein, (i) any shares of Common Stock subject to an Award granted under this Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee’s permission, for Awards granted under this Plan not involving shares of Common Stock and (ii) shares of Common Stock not issued or delivered as a result of the settlement of an outstanding Award granted under this Plan (including through a cash-settled but not a stock-settled SAR) shall all again be available for Awards under the Plan. Shares of Common Stock under a stock-settled SAR shall be counted against the limit based on the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. Shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards, nor shall shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award.

ARTICLE VII
OPTIONS

7.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant. An Option may be granted with or without a Corresponding SAR. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

7.02	Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted, subject to Sections 14.06 and 16.03 with respect to substitute Awards.

7.03	Maximum Term of Option

The maximum time period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.

7.04	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

7.05	Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (a) by surrendering (actually or by attestation) shares of Common Stock to the Company that the Participant already owns; (b) by a cashless exercise through a broker; (c) by means of a “net exercise” procedure; (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

7.06	Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option and the issuance of the shares of Common Stock.

ARTICLE VIII
SARS

8.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

8.02	Maximum Term of SAR

The maximum term of a SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten (10) years from the date such SAR was granted. No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

8.03	Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

8.04	Settlement

The amount payable to the Participant by the Company as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

8.05	Stockholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE IX
RESTRICTED STOCK AWARDS

9.01	Award

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted and will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant.

9.02	Payment

Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee. A Participant’s rights in a Restricted Stock Award may be subject to repurchase upon specified events as determined by the Committee and set forth in the Agreement.

9.03	Vesting

The Committee, on the date of grant of the Restricted Stock Award, shall prescribe that the Restricted Stock Award will become nonforfeitable and transferable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant, including without limitation Restricted Stock Awards granted in payment of earned performance awards or other incentive compensation under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Restricted Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. Unless otherwise set forth in the Agreement, Restricted Stock Awards granted to non-employee members of the Board or the Board of Directors of an Affiliate shall only become nonforfeitable and transferable if the Participant serves continuously on the Board or the Board of Directors of the Affiliate, as applicable, from the date of grant until the one-year anniversary of the date of grant or, if earlier, the date of the next annual meeting of the Company’s stockholders following the date of grant. A Restricted Stock Award can only become nonforfeitable and transferable during the Participant’s lifetime in the hands of the Participant.

9.04	Maximum Restriction Period

To the extent the Participant’s rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten (10) years from the date of grant.

9.05	Stockholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Restricted Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (a) a Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (b) the Company shall retain custody of any certificates evidencing shares granted pursuant to a Restricted Stock Award and (c) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award. In lieu of retaining custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, the shares of Common Stock granted pursuant to the Restricted Stock Award may, in the Committee’s discretion, be held in escrow by the Company or recorded as outstanding by notation on the stock records of the Company until the Participant’s interest in such shares of Common Stock vest. Dividends payable with respect to Restricted Stock Awards shall accumulate (without interest) and become payable in cash or in shares of Common Stock to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.

ARTICLE X
RESTRICTED STOCK UNITS

10.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

10.02	Earning the Award

The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Units in payment of earned performance awards or other incentive Compensation under the Plan or any other plans or Compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that the Restricted Stock Units will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. Unless otherwise set forth in the Agreement, Restricted Stock Units granted to non-employee members of the Board or the Board of Directors of an Affiliate shall only become earned and payable if the Participant serves continuously on the Board or the Board of Directors of the Affiliate, as applicable, from the date of grant until the one-year anniversary of the date of grant or, if earlier, the date of the next annual meeting of the Company’s stockholders following the date of grant.

10.03	Maximum Restricted Stock Unit Award Period

The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten (10) years from the date of grant.

10.04	Payment

The amount payable to the Participant by the Company when an Award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) for each Restricted Stock Unit that is earned. A fractional share of Common Stock shall not be deliverable when an Award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

10.05	Stockholder Rights

No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a stockholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock, nor shall any participant receive Dividend Equivalents solely as a result of receiving a grant of Restricted Stock Units. However, notwithstanding the foregoing, the Committee, in its sole discretion, may grant Dividend Equivalents in the Agreement in connection with a grant of Restricted Stock Units. By way of example and not limitation, such Dividend Equivalents may provide that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) the Company may pay the Participant in cash for each outstanding Restricted Stock Unit covered by the Agreement as of the record date of such dividend, less any required withholdings, the per share amount of such dividend or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant’s outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend. In the event additional Restricted Stock Units are awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted. Dividend Equivalents payable with respect to Restricted Stock Units shall accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Units to which the Dividend Equivalents relate has become earned and payable. The limitations set forth in the preceding sentences shall not apply after the Restricted Stock Units become earned and payable and shares are issued thereunder.

ARTICLE XI
INCENTIVE AWARDS

11.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom Incentive Awards are to be granted. All Incentive Awards shall be determined exclusively by the Committee under the procedures established by the Committee.

11.02	Earning the Award

Subject to the Plan, the Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including, without limitation, whether the Participant to be entitled to payment must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors.

11.03	Maximum Incentive Award Period

The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten (10) years from the date of grant.

11.04	Payment

The amount payable to the Participant by the Company when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

11.05	Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XII
OTHER STOCK-BASED AWARDS

12.01	Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to a Participant such other Awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on shares of Common Stock, including, without limitation, convertible or exchangeable securities, and other rights convertible or exchangeable into shares of Common Stock or the cash value of shares of Common Stock. The Committee shall determine the terms and conditions of any such Other Stock-Based Awards. Unless the Committee or the Agreement provides otherwise, Other Stock-Based Awards shall be vested, exercisable or earned and payable upon the date of grant. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of purchase rights (“Purchase Right Award”) shall be purchased for such consideration not less than the Fair Market Value of the shares of Common Stock as of the date the Other Stock-Based Award is granted (subject to Sections 14.06 and 16.03 with respect to substitute Awards), and may be paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, notes or other property, as the Committee shall determine. The maximum time period in which an Purchase Right Award may be exercised shall be determined by the Committee on the date of grant, except that no Purchase Right Award shall be exercisable after the expiration of ten (10) years from the date such Purchase Right Award was granted.

12.02	Bonus Stock and Awards in Lieu of Other Obligations

The Committee also is authorized (i) to grant to a Participant shares of Common Stock as a bonus, (ii) to grant shares of Common Stock or other Awards in lieu of other obligations of the Company or any Affiliate to pay cash or to deliver other property under this Plan or under any other plans or compensatory arrangements of the Company or any Affiliate, (iii) to use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, and (iv) subject to Section 19.13 below, to grant as alternatives to or replacements of Awards granted or outstanding under the Plan or any other plan or arrangement of the Company or any Affiliate, subject to such terms as shall be determined by the Committee and the overall limitation on the number of shares of Common Stock that may be issued under the Plan.

ARTICLE XIII
DIVIDEND EQUIVALENTS AND CASH AWARDS

13.01     Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents to a Participant which may be awarded on a free-standing basis or in connection with another Award. Subject to Sections 9.05, 10.05, and 14.07, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock, other Awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and such other terms as the Committee may specify and set forth in the applicable Agreement. Notwithstanding the foregoing, no Dividend Equivalents may be awarded in connection with an Option, SAR or Purchase Right Award, except to the extent permissible under Section 409A of the Code.

13.02     Cash Awards

The Committee is authorized to grant to a Participant Cash Awards. The Committee shall determine the terms and conditions of any such Cash Awards. Cash Awards may be granted as an element of or a supplement to any other Award under the Plan or as a stand-alone Cash Award. The Committee, on the date of grant of Cash Awards, may prescribe that the Cash Awards will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that Cash Awards will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Cash Awards in payment of earned performance awards and other incentive compensation payable under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. Unless the Committee or the Agreement provides otherwise, Cash Awards shall be vested and payable upon the date of grant.

ARTICLE XIV
TERMS APPLICABLE TO ALL AWARDS

14.01     Written Agreement

Each Award shall be evidenced by a written or electronic Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant.

14.02     Nontransferability

Except as provided in Section 14.03 below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option or Corresponding SAR (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Award must be transferred to the same Person or Persons or entity or entities. Except as provided in Section 14.03 below, during the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

14.03     Transferable Awards

Section 14.02 to the contrary notwithstanding, if the Agreement so provides, an Award that is not a 409A Award may be transferred by a Participant to immediate family members or trusts or other entities on behalf of the Participant and/or immediate family members. Any such transfer will be permitted only if (a) the Participant does not receive any consideration for the transfer and (b) the Committee expressly approves the transfer. The holder of the Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. Unless transferred as provided in Section 9.05, a Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

14.04     Participant Status

If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three (3) months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three (3) months, and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three (3) month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion, and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate. The foregoing provisions apply to a 409A Award only to the extent Section 409A of the Code does not otherwise treat the Participant as continuing in service or employment or as having a separation from service at an earlier time.

14.05     Change in Control

Notwithstanding any provision of any Agreement (other than the terms of an employment agreement providing vesting in connection with certain cessations of employment) but subject to the terms of the final paragraph of this Section 14.05, in the event of a Change in Control, the Committee in its discretion may

(i)     declare that some or all outstanding Options, SARs and Purchase Right Awards previously granted under the Plan, whether or not then exercisable (but treating the Awards as then fully, if contingently, exercisable), shall terminate on the Control Change Date without any payment to the holder of the Options, SARs and Purchase Right Awards, provided the Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and Purchase Right Awards for at least seven (7) days before such date,

(ii)     terminate on the Control Change Date some or all outstanding Options, SARs and Purchase Right Awards previously granted under the Plan, whether or not then exercisable (but treating the Awards as then fully, if contingently, exercisable), in consideration of payment to the holder of such Options, SARs and Purchase Right Awards, with respect to each share of Common Stock subject to the Options, SARs and Purchase Right Awards, of the excess, if any, of the per share consideration being received by stockholders in the Change in Control over the purchase price or Initial Value, as applicable (provided that any portion of such Options, SARs and Purchase Right Awards where the per share consideration being received by stockholders does not exceed the purchase price or Initial Value, as applicable, shall be cancelled without any payment therefor),

(iii)     terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Control Change Date, including pursuant to the final paragraph of this Section 14.05 (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Control Change Date) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards, or

(iv)     take such other actions as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards, including causing them to be continued, assumed, or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The payments described above may be made in any manner the Committee determines, including in cash, stock or other property.

The Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, whether or not the Participant will receive any payments therefor. The Committee in its discretion may take any of the actions described in this Section 14.05 contingent on consummation of the Change in Control and with respect to some or all outstanding Awards, whether or not then exercisable, nonforfeitable and transferable or earned and payable or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards or Participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement.

Notwithstanding the preceding paragraph, except to the extent the Committee may otherwise provide in an applicable Agreement (or as provided under the terms of an employment agreement providing vesting in connection with certain cessations of employment), each Participant's outstanding Awards shall become fully exercisable, nonforfeitable and transferable or earned and payable (i) on a Control Change Date or immediately before the date the Awards will be terminated in connection with the Change in Control, as described above, for Awards that are not continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control or (ii) upon the Participant’s death, Disability or involuntary termination of employment or service (including a voluntary termination of employment or service for Good Reason but not a termination for Cause) within the twenty-four (24) month period after the Change in Control, for Awards that are continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control, except as described in the following sentence. Unless the Board or the Committee determines to increase the level of vesting or exercisability, outstanding Awards that were to become exercisable, nonforfeitable and transferable, or earned and payable, based on achievement of objectively determinable performance conditions shall only become exercisable, nonforfeitable and transferable, or earned and payable as described in the preceding sentence as follows: (a) if at such time more than fifty percent (50%) of the relevant performance period (or, if less, at least two years) is completed, then the Awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, (i) based upon achievement of performance to date (calculated against pro rata performance targets) to the extent that achievement of performance to date is reasonably measurable or (ii) assuming achievement of performance at one hundred percent (100%) of target to the extent that achievement of performance to date is not reasonably measurable, and (b) if at that time fifty percent (50%) or less of the relevant performance period (or less than two years) is completed, then the Awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, assuming achievement of performance conditions at fifty percent (50%) of target (regardless of performance to date).

14.06     Stand-Alone, Additional, Tandem and Substitute Awards

Subject to Section 19.13 below, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any Award granted under another plan of the Company or any Affiliate or any entity acquired by the Company or any Affiliate or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with another Award or Awards may be granted either at the same time as or at a different time from the grant of such other Award or Awards. Subject to applicable law and the restrictions on 409A Awards and repricings in Section 19.13 below, the Committee may determine that, in granting a new Award, the in-the-money value or Fair Market Value of any surrendered Award or Awards or the value of any other right to payment surrendered by the Participant may be applied, or otherwise taken into account with respect, to any other new Award or Awards.

14.07     Form and Timing of Payment; Deferrals

Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option, SAR or Purchase Right Award or settlement of any other Award may be made in such form as the Committee may determine and set forth in the applicable Agreement, including, without limitation, cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of an Award may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events set forth in the applicable Agreement (and to the extent permitted by the Plan and Section 409A of the Code). Subject to the Plan (and to the extent permitted by Section 409A), installment or deferred payments may be required by the Committee or permitted at the election of the Participant on the terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in shares of Common Stock. In the case of any 409A Award that is vested and no longer subject to a substantial risk of forfeiture (within the meaning of Sections 83 and 409A of the Code), such Award may be distributed to the Participant, upon application of the Participant to the Committee, if the Participant has an unforeseeable emergency within the meaning of Section 409A of the Code, if determined by the Committee and set forth in the applicable Agreement. Notwithstanding any other provision of the Plan, however, no dividends payable with respect to an Award or Dividend Equivalents may be paid in connection with any Awards or Dividend Equivalents that are to become nonforfeitable and transferable or earned and payable based upon performance conditions unless and until the performance conditions are satisfied, and, if determined by the Committee and set forth in the applicable Agreement, any such dividends and Dividend Equivalents will accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the applicable Awards or Dividend Equivalents have become non-forfeitable and transferable or earned and payable upon satisfaction of the relevant performance conditions.

14.08     Time and Method of Exercise

The Committee shall determine and set forth in the Agreement the time or times at which Awards granted under the Plan may be exercised or settled in whole or in part and shall set forth in the Agreement the rules regarding the exercise, settlement and/or termination of Awards upon the Participant’s death, Disability, termination of employment or ceasing to be a director. Unless the Agreement provides otherwise, an Award may be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee) no less than one (1) business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Common Stock with respect to which the Award is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Award. Notwithstanding any other provision of the Plan, no partial exercise of an Award shall be for an aggregate exercise or purchase price or a base value of less than One Thousand Dollars ($1,000) (or, if less, the exercise price, purchase price or base value for the remaining Award). Notwithstanding any other provision of the Plan, however, if an Award is to become exercisable, nonforfeitable and transferable or earned and payable on the completion of a specified period of employment or service with the Company or any Affiliate, without the achievement of any performance conditions being required, and the Award is not being granted in lieu of any other cash compensation the Participant is to receive that would be payable over a shorter period of time, then unless the applicable Agreement provides otherwise, the Award shall become exercisable, non-forfeitable and transferable or earned and payable with respect to twenty-five percent (25%) of the underlying shares of Common Stock (or any amounts payable thereunder for Awards denoted in dollars) on each of the first, second, third and fourth anniversaries of the date of grant (subject to acceleration of vesting as set forth in the applicable Agreement or the Plan). Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in shares of Common Stock is prohibited by law or by any insider trading policy of the Company, the term of the Award shall automatically be extended until thirty (30) days after the expiration of any such prohibitions to permit the Participant to realize the value of the Award, provided such extension with respect to the applicable Award (i) is permitted by law, (ii) does not result in a violation of Section 409A with respect to the Award, and (iii) does not otherwise adversely impact the tax consequences of the Award. An Agreement may provide that the Award will be automatically, and without any action by the Participant, deemed exercised, by means of a “net exercise” procedure, immediately prior to the expiration of the full term of the Award if the then Fair Market Value of the underlying shares of Common Stock at that time exceeds the exercise or purchase price or base value of the Award, in order to permit the Participant to realize the value of the Award. With respect to an Option and its Corresponding SAR, the Agreement may provide which Award will be deemed exercised. If the Agreement does not so provide, the Option shall be deemed exercised and the Corresponding SAR shall expire unexercised.

14.09     Effect of Termination Date on Options, SARs and Other Stock-Based Awards in the Nature of Purchase Rights

(a)     If a Participant incurs a Termination Date due to death or Disability, any unexercised Option, SAR or Purchase Right Award granted to the Participant shall become fully exercisable and may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Purchase Right Award, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option, SAR or Purchase Right Award that remains unexercised after the expiration of such period shall terminate and be forfeited with no further compensation due to the Participant.

(b)     If a Participant incurs a Termination Date due to Retirement, any unexercised Option, SAR or Purchase Right Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Purchase Right Award, whichever period is shorter, and any portion of the Award that is not vested and, exercisable as of the Termination Date shall immediately terminate and be forfeited with no further compensation due to the Participant, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option, SAR or Purchase Right Award that remains unexercised after the expiration of such period described above, shall terminate and be forfeited with no further compensation due to the Participant.

(c)     If a Participant incurs a Termination Date due to resignation by the Participant for any reason (other than Disability), involuntary termination by the Company without Cause or any other termination (other than due to death, Disability or Retirement), any unexercised Option, SAR or Purchase Right Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable (i) for a period of three (3) months after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Purchase Right Award, whichever period is shorter, and any portion of the Award that is not vested and, exercisable as of the Termination Date shall immediately terminate and be forfeited with no further compensation due to the Participant, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any exercisable portion of the Option, SAR or Purchase Right Award that remains unexercised at the expiration of such period described above, shall terminate and be forfeited with no further compensation due to the Participant.

(d)     Notwithstanding any other provision of this Section 14.09, if a Participant incurs a Termination Date as a result of a termination by the Company for Cause, any Option, SAR or Purchase Right Award granted to the Participant (even if such Option, SAR or Purchase Right Award previously became exercisable) shall immediately terminate and be forfeited with no further compensation to the Participant, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control).

14.10     Effect of Termination Date on Full Value Awards

(a)     If a Participant incurs a Termination Date due to death or Disability, any outstanding Full Value Award granted to the Participant shall become nonforfeitable and transferable or earned and payable in full, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control).

(b)     If a Participant incurs a Termination Date for any reason (other than death or Disability), any outstanding Full Value Award granted to the Participant shall terminate and be forfeited with no further compensation due to the Participant, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control).

14.11     Non U.S. Participants

The Committee may grant Awards to Participants located outside of the United States of America. Notwithstanding any other provision of the Plan (other than the limitations of Section 6.02 and Section 19.13) the terms of such Awards shall be as the Committee, in its sole discretion, determines as appropriate and permitted under the law that applies to any Award granted to Participants located outside of the United States of America.

ARTICLE XV
PERFORMANCE-BASED COMPENSATION

15.01     Performance Conditions

In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. Objectively determinable performance conditions are performance conditions (i) that are established in writing; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may be stated with respect to (a) revenue; (b) revenue growth or product revenue growth; (c) operating income (before or after taxes); (d) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (e) net earnings; (f) earnings per share; (g) net income (before or after taxes); (h) return on equity; (i) total stockholder return; (j) return on assets or net assets; (k) appreciation in and/or maintenance of the price of the shares of Common Stock (or any other publicly-traded securities of the Company); (l) market share; (m) gross profits; (n) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (o) economic value-added models or equivalent metrics; (p) comparisons with various stock market indices; (q) reductions in cost; (r) cash flow or cash flow per share (before or after dividends); (s) return on capital (including return on total capital or return on invested capital); (t) cash flow return on investments; (u) improvement in or attainment of expense levels or working capital levels; (v) operating margin, gross margin or cash margin; (w) year-end cash; (x) debt reduction; (y) stockholder equity; (z) market shares; (aa) regulatory achievements; (bb) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel; or (cc) other objectively determinable criteria. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a Company, Affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, an Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions, except that the performance period shall not be less than one year, except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Committee or set forth in the Agreement, in the event of the Participant’s death, Disability, retirement or involuntary termination of employment or service during the performance period.

15.02     Establishing the Amount of the Award

The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 15.01 above. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances. In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

15.03     Earning the Award

If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above enumerated performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Article XV to constitute “performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Article XV merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or Disability or upon a Change in Control. In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) costs and accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management’s discussion and analysis of the financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year or as identified in the financial statements, the notes to the financial statements or other securities law filings (each as defined by generally accepted accounting principles), (e) acquisitions, dispositions or discontinued operations, (f) foreign exchange gains or losses, or (g) such other factors as the Committee may determine as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. To the extent any such adjustments would affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility, if applicable, and, to the extent required under Section 162(m) of the Code for “qualified performance-based compensation,” set forth in the applicable Agreement, for awards granted on or before November 2, 2017 and/or otherwise grandfathered under Section 162(m).

ARTICLE XVI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

16.01     General Adjustments

The Maximum Aggregate Number, the terms of outstanding Awards and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Committee shall determine to be equitably required in the event (a) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or distribution (stock or cash) to stockholders other than an ordinary cash dividend; (b) the Company engages in a transaction Code Section 424 describes; or (c) there occurs any other transaction or event which, in the judgment of the Board, necessitates such action. In that respect, the Committee shall make such adjustments as are necessary in the number or kind of shares of Common Stock or securities which are subject to the Award, the exercise price or Initial Value of the Award and such other adjustments as are appropriate in the discretion of the Committee. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to Awards without any payment therefor. Notwithstanding the foregoing, the conversion of one or more outstanding shares of preferred stock or convertible debentures that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Article XVI. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XVI by the Committee shall be final and conclusive.

16.02     No Adjustments

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

16.03     Substitute Awards

The Committee may grant Awards in substitution for Options, SARs, restricted stock, Restricted Stock Units, Incentive Awards or similar Awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of Section 16.01. Notwithstanding any provision of the Plan (other than, if required by applicable law or by the rules of the applicable stock exchange, the limitation of Section 6.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

16.04     Limitation on Adjustments

Notwithstanding the foregoing, no adjustment hereunder shall be authorized or made if and to the extent the existence of such authority or action (a) would cause Awards under the Plan that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “qualified performance-based compensation,” (b) would violate Code Section 409A for a 409A Award, or (c) would adversely affect any exemption under Rule 16b-3 of the Exchange Act, unless the Committee determines that such adjustment is necessary and specifically acknowledges that the adjustment will be made notwithstanding any such result.

ARTICLE XVII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

17.01     Compliance

No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company’s shares may be listed (including any requirements for stockholder approval). The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate. No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

17.02     Postponement of Exercise or Payment

The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

Additionally, the Committee may postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company's or any applicable Affiliate's deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

17.03     Forfeiture or Reimbursement

A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law or any applicable claw-back or recoupment policy of the Company or any of its Affiliates requires such forfeiture or reimbursement.

ARTICLE XVIII
LIMITATION ON BENEFITS

Except as provided in an applicable Agreement, despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article XVIII are final, conclusive and binding upon the Company and the Participant. As a result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XVIII, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section, (a) “Net After Tax Receipt” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (b) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (c) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (i) is less than the sum of all payments and benefits under this Plan and (ii) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

ARTICLE XIX
GENERAL PROVISIONS

19.01     Effect on Employment and Service

Neither the adoption of this Plan, its operation nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

19.02     Unfunded Plan

This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any Person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

19.03     Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

19.04     Tax Withholding and Reporting

Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent any income and employment (including, without limitation, Social Security and Medicare) tax withholding obligations, if applicable, attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted hereunder (including the making of a Code Section 83(b) election with respect to an Award). In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay any such applicable amounts (a) by surrendering (actually or by attestation) shares of Common Stock that the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six (6) months (but only for the minimum required withholding); (b) by a cashless exercise, or surrender of shares of Common Stock already owned, through a broker; (c) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Award (but only for the minimum required withholding unless the Board determines to permit withholding up to the statutory maximum tax rates); (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

19.05     Code Section 83(b) Election

An election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under similar laws may be made unless expressly prohibited by the terms of an applicable Agreement. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provisions.

19.06     Reservation of Shares

The Company, during the term of this Plan, shall at all time reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

19.07     Governing Law

This Plan and all Awards granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

19.08     Other Actions

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents for proper corporate purposes otherwise than under the Plan to any employee or to any other Person, firm, corporation, association or other entity, or to grant Options, SARs, Restricted Stock Awards, or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents to, or assume such Awards of any Person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any Person, firm, corporation, association or other entity.

19.09     Repurchase of Common Stock

Subject to Section 19.13 below, the Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards under the Plan (not counting for this purpose any shares of Common Stock repurchased in connection with the lapse or forfeiture of any Restricted Stock Award).

19.10     Other Conditions

The Committee, in its discretion, may require the Participant on or before the date of grant, or to the extent set forth in an applicable Award Agreement, on or before the date of exercise, payment or settlement of an Award, to enter into (i) a confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant (subject to any contractual obligations providing for the Awards to be made without such condition), and/or (iii) a stockholders' agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant should fail to enter into any such agreement at the Committee's request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan. In the event the Participant should enter into any such confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, and the Participant subsequently breaches or violates any provision of such agreement, then the Participant shall forfeit any and all further rights under such Award and the Clawback Requirement shall be triggered. If the Participant has an employment or other agreement in effect that provides restrictive covenants that cover post-employment conduct, any agreement required under (i) shall not be more extensive than those in effect under such agreement.

19.11     Forfeiture Provisions

Notwithstanding any other provisions of the Plan, except as otherwise specifically provided in an applicable Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

19.12     Legends; Payment of Expenses

The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, or (c) as may be appropriate to continue an Award’s exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

19.13     Repricing of Awards

Notwithstanding any other provisions of this Plan, except for adjustments pursuant to Article XVI or to the extent approved by the Company’s stockholders (to the extent such stockholder approval is required by law or to avoid adverse tax or accounting consequences) and consistent with the rules of any stock exchange on which the Company’s securities are traded, this Plan does not permit (a) any decrease in the exercise or purchase price or base value of any outstanding Awards, (b) the issuance of any replacement Options, SARs or Other Stock-Based Awards in the nature of purchase rights which shall be deemed to occur if a Participant agrees to forfeit an existing Option, SAR or Purchase Right Award in exchange for a new Option, SAR or Purchase Right Award with a lower exercise or purchase price or base value, (c) the Company to repurchase underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, which shall be deemed to be those Options, SARs or Other Stock-Based Awards in the nature of purchase rights with exercise or purchase prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Option, SAR or Purchase Right Award, (d) the issuance of any replacement or substitute Awards or the payment of cash in exchange for, or in substitution of, underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, (e) the Company to repurchase any Award if the Award has not become exercisable, vested or payable prior to the repurchase or (f) any other action that is treated as a repricing under generally accepted accounting principles.

19.14     Right of Setoff

The Company or an Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Affiliate may owe the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or Affiliate, including but not limited to any amounts owed under the Plan, although the Participant shall remain liable for any part of the Participant’s obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff hereunder.

19.15     Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereof shall be forfeited or otherwise eliminated.

ARTICLE XX
CLAIMS PROCEDURES

20.01     Initial Claim

If a Participant has exercised an Option or SAR or if shares of Restricted Stock have become vested or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents have become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within ninety (90) days of the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units, Incentive Awards, or Other Stock-Based Awards of Dividend Equivalents became payable or the claim will be forever barred.

20.02     Appeal of Claim

If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee. Such appeal must be made at any time within thirty (30) days after the Participant receives written notice from the Company of the denial of the claim. In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents and may submit issues and comments in writing. Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than sixty (60) days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

20.03     Time to File Suit

The Committee has the discretionary and final authority under the Plan to determine the validity of a claim. Accordingly, any decision the Committee makes on a Participant’s appeal will be administratively final. If a Participant disagrees with the Committee’s final decision, the Participant may sue, but only after the claim on appeal has been denied. Any lawsuit must be filed within ninety (90) days of receipt of the Committee’s final written denial of the Participant’s claim or the claim will be forever barred.

ARTICLE XXI
AMENDMENT

21.01     Amendment of Plan

The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may materially adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or any tax or regulatory requirement applicable to the Plan or by the rules of any stock exchange on which the Company’s securities are traded. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

21.02     Amendment of Awards

The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant’s consent.

ARTICLE XXII
SECTION 409A PROVISION

22.01     Intent of Awards

It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any other provision hereof, the Committee may amend any outstanding Award without Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to a Participant or any other Person if an Award that is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

22.02     409A Awards

The Committee may grant Awards under the Plan that are intended to be 409A Awards that comply with Section 409A of the Code. The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

22.03     Election Requirements

If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A.

22.04     Time of Payment

The time and form of payment of a 409A Award shall be as set forth in an applicable Agreement. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

22.05     Acceleration or Deferral

The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

22.06     Distribution Requirements

Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to have continued employment and to not have a separation from service while on a leave of absence if the leave does not exceed six (6) consecutive months (twenty-nine (29) months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For this purpose, a “disability leave of absence” is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, where such impairment causes the Participant to be unable to perform the duties of Participant’s position of employment or a substantially similar position of employment. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

22.07     Key Employee Rule

Notwithstanding any other provision of the Plan, any distribution of a 409A Award that would be made upon a separation from service within six (6) months following the separation from service of a “specified employee” as defined under Code Section 409A and as determined under procedures adopted by the Board or its delegate shall instead occur on the first day of the seventh month following the separation from service (or upon the Participant’s death, if earlier) to the extent required by Section 409A of the Code. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the requisite delay period.

22.08     Distributions Upon Vesting

In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or the applicable Agreement, the distribution shall be made not later than two and one-half (2½) months after the calendar year in which the risk of forfeiture lapsed.

22.09     Scope and Application of this Provision

For purposes of this Article XXII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares of Common Stock or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

ARTICLE XXIII
EFFECTIVE DATE OF PLAN

The Plan is effective on the date of its adoption by the Board in its amended form; provided. The provisions of the Plan as in effect on November 2, 2017 shall continue to apply to any outstanding Awards if and to the extent required for exemption from the deduction limit of Code Section 162(m).

ARTICLE XXIV
DURATION OF PLAN

No Award may be granted under this Plan on and after ten (10) years following the effective date of the Plan, as amended and extended on March ___, 2019. Awards granted before that date shall remain valid in accordance with their terms.

National Holdings Corporation VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00am, Eastern Standard Time, on March 7, 2019.

Online
Go to **www.envisionreports.com/NHLD** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NHLD

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommend a vote FOR the listed nominees:

Nominee	For	Withhold
01 - Daniel Hume	☐	☐
02 - Nassos Michas	☐	☐
03 - Barbara Creagh	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Proposal	For	Against	Abstain
3. To approve, on an advisory basis, the compensation paid to the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 2 YEARS on the following proposal:

Proposal	1 Year	2 Years	3 Years	Abstain
4. To recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business may properly come before the Meeting or any adjournment thereof.

C 1234567890 JNT

1UPX 403124

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02YZIC

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 7, 2019.
The Proxy Statement and Form of Proxy are available at
www.envisionreports.com/NHLD

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/NHLD

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — National Holdings Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATIONAL HOLDINGS CORPORATION

The undersigned stockholder of National Holdings Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael A. Mullen and Glenn C. Worman, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend, vote and act for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company, to be held on March 7, 2019 at 10:00 A.M. at the offices of WilmerHale, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 and at any adjournments thereof, with respect to the matters specified on the reverse side.

This proxy will be voted as directed, but if no direction is indicated it will be voted (i) "FOR" the individuals listed in Proposal No. 1, (ii) "FOR" Proposal No. 2, (iii) "FOR" Proposal No. 3, (iv) 2 YEARS on Proposal No. 4, and (v) "FOR" Proposal No. 5.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.